Exhibit 10.10

SEABOARD CORPORATION

PENSION PLAN

(As Restated and Amended Effective as of January 1, 2017)

TABLE OF CONTENTS

PREAMBLE		3
ARTICLE I. DEFINITIONS		5
ARTICLE II. PARTICIPATION AND SERVICE		15
2.1	Participation	15
2.2	Year of Service – Participation	15
2.3	Counting Prior Service Upon Reemployment	16
2.4	Employee Change in Employment Classification or Transfers to or From a Non-Participating Affiliated Employer	16
2.5	Military Service	17
2.6	Employee Transfers To or From a Participating Employer	17
2.7	Suspension of New Plan Participants	17
ARTICLE III. REQUIREMENTS FOR RETIREMENT BENEFITS		18
3.1	Normal Retirement	18
3.2	Deferred Vested Pension	18
3.3	Early Retirement	18
3.4	Late Retirement	18
3.5	Disability Retirement	18
ARTICLE IV. AMOUNT OF RETIREMENT BENEFIT		19
4.1	Normal Retirement Pension	19
4.2	Deferred Vested Pension	20
4.3	Early Retirement Pension	21
4.4	Late Retirement Pension	21
4.5	Disability Retirement Pension	21
4.6	Reemployment After Retirement Benefits Have Commenced	21
4.7	Suspension of Benefits Notice and Procedures	22
ARTICLE V. MANNER OF PAYMENT AND DEATH BENEFITS		23
5.1	Automatic Form for Married Participants	23
5.2	Automatic Form For Unmarried Participants	23
5.3	Optional Forms of Benefit	23
5.4	Election of Optional Forms of Benefit and Retroactive Annuity Starting Dates	24
5.5	Spouse’s Death Benefit	25
5.6	Other Death Benefit	26
5.7	Lump Sum Payments On or Before Annuity Starting Date for Small Amounts	26
5.8	Special Distribution Rules	27

i

5.9	Nonduplication of Benefits	27
5.10	Direct Rollover of Eligible Rollover Distributions	27
5.11	Death Benefits under USERRA-Qualified Active Military Service	28
5.12	One Time Limited Lump Sum or Immediate Annuity for Certain Terminated Vested Participants as of July 21, 2016	29
ARTICLE VI. PLAN FINANCING		35
6.1	Contributions	35
6.2	Payments to Trust	35
6.3	Employer Contributions and Mistake of Fact	35
ARTICLE VII. ADMINISTRATION		36
7.1	Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration	36
7.2	Appointment of Committee	36
7.3	Claims Procedure	36
7.4	Records and Reports	36
7.5	Other Committee Powers and Duties	37
7.6	Rules and Decisions	37
7.7	Committee Procedures	37
7.8	Authorization of Benefit Payments	38
7.9	Application and Forms for Pension	38
7.10	Facility of Payment	38
7.11	Indemnification of the Committee	38
7.12	Resignation and Removal	38
7.13	Vacancies	38
ARTICLE VIII. MISCELLANEOUS		39
8.1	Nonguarantee of Employment	39
8.2	Rights to Trust Fund Assets	39
8.3	Spendthrift	39
8.4	Qualified Domestic Relations Orders	39
8.5	Exclusions and Separability	40
8.6	Restrictions of Benefits Payable to Highly Compensated Participants	40
8.7	Laws Governing	40
8.8	Construction	40
8.9	Plan in Effect at Termination of Employment Controls	41
8.10	Benefit Restrictions Under Code Section 436	41
8.11	Expenses	45
ARTICLE IX. AMENDMENTS		46
ARTICLE X. SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS		47

10.1	Successor Employer	47
10.2	Plan Assets	47
ARTICLE XI. TERMINATION OF PLAN		48
11.1	Right To Terminate	48
11.2	Partial Termination	48
11.3	Liquidation of Trust Fund	48
11.4	Manner of Distribution	50
11.5	Residual Amounts	50
ARTICLE XII. TOP-HEAVY RULES		51
12.1	Minimum Benefit	51
12.2	Minimum Vesting	51
12.3	Additional Accruals	52
12.4	Compensation Limitations	52
12.5	Determination of Top-Heavy Status	52
12.6	Definitions	53
ARTICLE XIII. BENEFIT LIMITATIONS		55
13.1	Limitation on Annual Benefit	55
ARTICLE XIV. PARTICIPATING EMPLOYERS		61
14.1	Adoption by Employers	61
14.2	Designation of Agent	61
14.3	Discontinuance of Participation	61
ARTICLE XV. MINIMUM DISTRIBUTION REQUIREMENTS		62
15.1	General Rules	62
15.2	Time and Manner of Distribution	62
15.3	Determination of Amount to be Distributed Each Year	63
15.4	Requirements For Annuity Distributions That Commence During Participant’s Lifetime	64
15.5	Requirements For Minimum Distributions Where Participant Dies Before Date Distributions Begin:	65
15.6	Definitions	65
SCHEDULE A		67
APPENDIX A		1
APPENDIX B		1
APPENDIX C		1

APPENDIX D	1
APPENDIX E	1
APPENDIX F	1
APPENDIX G	1
APPENDIX H	1
APPENDIX I	1

SEABOARD CORPORATION

PENSION PLAN

(As Amended and Restated Effective January 1, 2017)

THIS PLAN, adopted the day and year stated at the end hereof by Seaboard Corporation (the “Company”);

WITNESSETH:

WHEREAS, the Company was the plan sponsor of the Retirement Plan for Salaried Employees of Seaboard Corporation which plan was effective May 1, 1982 and the benefits under which plan were frozen effective December 31, 1993 and which plan is now part of a merged plan as hereinafter described; and

WHEREAS, the Company was the plan sponsor of The Retirement Income Plan for Salaried and Clerical Employees of Seaboard Farms which plan was effective March 1, 1984 and the benefits under which plan were frozen effective December 31, 1993 and which plan is now part of a merged plan as hereinafter described; and

WHEREAS, the Company was the plan sponsor of The Retirement Income Plan for Salaried Employees of Seaboard Allied Milling Corporation which plan was effective as a separate plan June 15, 1969 (previous to said date the benefits being part of another plan) and the benefits under which plan were frozen effective January 29, 1982 and which plan is now part of a merged plan as hereinafter described; and

WHEREAS, the Company was the plan sponsor of the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 57, which plan was effective as a separate plan June 15, 1975 (previous to said date the benefits being part of another plan) and the benefits under which plan were frozen effective January 29, 1982 and which plan is now part of a merged plan as hereinafter described; and

WHEREAS, the Company was the plan sponsor of the following five separate plans (the benefits under each of which were frozen effective January 29, 1982) which plans merged with the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 57, to form a single plan instead of six separate plans, effective October 1, 1989:

Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 16;

Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 36;

Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 235;

Retirement Plan for Members of the Bakery and Confectionery Workers’ International Union, AFL-CIO Bakery Local No. 25;

Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 54; and

WHEREAS, effective January 1, 1994, the name of the Retirement Plan for Salaried Employees of Seaboard Corporation was changed to the “Seaboard Corporation Pension Plan”, and effective January 1, 1994, all of the foregoing plans that constituted separate plans on December 31, 1993 were merged into the Seaboard Corporation Pension Plan; and

WHEREAS, the Company amended and restated the Seaboard Corporation Pension Plan effective January 1, 1994, and has subsequently amended said plan from time to time;

WHEREAS, effective January 1, 2017 ("Merger Effective Date") the Seaboard Defined Benefit Pension Plan ("Marine Plan") shall be merged into the Seaboard Corporation Pension Plan and all Marine Plan assets and liabilities will be transferred from the Marine Plan to the Seaboard Corporation Pension Plan as of the Merger Effective Date;

WHEREAS, the Company desires to again amend and restate the Seaboard Corporation Pension Plan for purposes of reflecting the above referenced plan merger and to incorporate all amendments in a restated plan document; and

NOW, THEREFORE, the Seaboard Corporation Pension Plan is hereby amended and restated as set forth herein effective January 1, 2017 except where a different effective date is stated herein with respect to any particular provision.

PREAMBLE

The Seaboard Pension Plan provides benefits for certain deferred vested or retired Participants who were participants under plans that previously were frozen and merged into the Seaboard Pension Plan.  Accordingly certain optional forms of benefits are applicable to these Participants that were offered under the provisions of their respective pension plans prior to the merger of such plans into the Seaboard Pension Plan.  These benefits are set forth in appendices to this plan.  The names of such previous plans, and the appendix to this plan containing the supplemental benefit provisions applicable to the retirees or deferred vested terminated Participants who were participants in each such previous plan, are as follows:

Name of Prior Separate Plan	Appendix
Retirement Plan for Salaried Employees of Seaboard Corporation	Appendix A
The Retirement Income Plan for Salaried and Clerical Employees of Seaboard Farms	Appendix B
Retirement Plan for Salaried Employees of Seaboard Allied Milling Corporation	Appendix C
Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 57	Appendix D
Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 16	Appendix E
Retirement Plan for Hourly Bargaining, Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 36	Appendix F
Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 235	Appendix G
Retirement Plan for Members of the Bakery and Confectionery Workers’ International Union, AFL-CIO Bakery Local No. 25	Appendix H
Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling, Corporation, American Federation of Grain Millers, Local 54	Appendix I

The intent of the Company is to protect and preserve the Participant benefits entitled to protection under Section 411(d)(6) of the Internal Revenue Code and Treasury Regulations thereunder.  Therefore, this document shall be construed and administered accordingly and where required by law but not otherwise provided herein, appropriate provisions of prior plans are incorporated herein by this reference as necessary to protect and preserve such Participant benefits.

Effective January 1, 2014, the Seaboard Corporation Pension Plan is amended to effectuate a "soft" freeze of the Plan such that (i) no individual hired (or rehired in the case of a former employee) by the Company after December 31, 2013, whether or not such individual is a Participant in the Plan, shall be eligible to be an Eligible Employee (and be entitled to accrue benefits under the Plan), (ii) no individual who is not an Eligible Employee on December 31, 2013 shall become an Eligible Employee (and be entitled to accrue benefits under the Plan), and (iii) no Eligible Employee hired by the Company before January 1, 2014 shall become a Participant in the Plan except for (a) an Eligible Employee as of December 31, 2013 who was hired on or after January 1, 2013 and who enters the Plan on or before January 1, 2015 due to having attained age 21 and complete a Year of Service by such date, and (b) an Eligible Employee on authorized military leave on December 31, 2013 and who is required pursuant to Code Section 414(u) to enter the Plan at the end of such military leave.  All individuals who are both Eligible Employees and Participants in the Plan on January 1, 2014 shall continue to participate in the Plan and accrue benefits thereunder.

Effective as of January 1, 2017 (the "Merger Effective Date"), the Plan is amended to effectuate the merger of the Seaboard Defined Benefit Pension Plan (the "Marine Plan") into this Plan and all Marine Plan assets and liabilities will be transferred from the Marine Plan to Plan by direct trust to trust transfer as of the Merger Effective Date.  The Marine Plan is, as compared to the Plan, a mirror image defined benefit pension with respect to eligibility, benefit accrual, vesting and distributions provisions applicable to participants. The Plan shall recognize a participant's service with Seaboard Marine Ltd. and Affiliated Employers (as defined in the Marine Plan) as of December 31, 2016 for all eligibility, benefit accrual,  vesting and distribution purposes under the terms of the Plan, it being acknowledged that both the Plan and the Marine Plan were frozen to new participants effective as of January 1, 2014.

Effective as of the Merger Effective Date, the assets and liabilities of the Marine Plan shall be merged with and into the Trust Fund for the Plan in accordance with Section 414(l) of the Code.  The assets of the Marine Plan and the Plan will be combined to form the assets of the Plan as merged and immediately after the plan merger, and each active or inactive Participant's termination benefit in the Plan shall be equal to or greater than the benefit the Participant would have been entitled to in the Marine Plan and the Plan; provided that no duplication or expansion of benefits of any participant in the Marine Plan shall occur as a result of the merger of the Marine Plan into the Plan.

ARTICLE I.    DEFINITIONS

As used in this Plan --

“Accrued Benefit” means, the sum of (i) plus (ii), plus (iii), where:

(i) is a Participant’s frozen retirement benefit payable to the Participant at his Normal Retirement Date, under the appropriate Appendix to this Plan, as of December 31, 1993 or an earlier date, computed as an Actuarial Equivalent of the normal form of retirement benefit for this Plan, as defined in section 4.1 (i.e., a single life annuity);

(ii) is the retirement benefit accrued on and after January 1, 1994, computed under section 4.1(b), payable to the Participant at his Normal Retirement Date in the normal form of retirement benefit for this Plan; and

(iii) is the retirement benefit accrued on and after January 1, 1994, computed under section 4.1(c), payable to the Participant at his Normal Retirement Date in the normal form of retirement benefit for this Plan.

“Actuarial (or Actuarially) Equivalent” means, a form of benefit differing in time, period or manner of payment from a specific Pension provided under the Plan but having equivalent value when computed, for annuity starting dates before July 29, 2016, using an interest rate of 8% per year compounded annually and the 1983 Group Annuity Mortality Table.    Notwithstanding the foregoing, in no event shall the Participant’s Actuarial Equivalent Benefit calculated hereunder be less than such benefit calculated under the Plan as of December 31, 1993.

For annuity starting dates on or after July 29, 2016, the above referenced assumptions shall be replaced by the following assumptions in this paragraph, provided that any amount determined in accordance with this paragraph shall not be less than the amount determined under the previous paragraph with respect to the Participant’s Accrued Benefit as of the earlier of the Participant’s termination of employment or July 29, 2016.

•Interest: The “applicable interest rate” as defined in Section 417(e)(3) of the Code, as amended by the Pension Protection Act of 2006, for the month of November preceding the Plan Year in which the Member’s distribution commences.

•Mortality: The mortality table prescribed by the Secretary of Treasury in accordance with Section 417(e)(3) of the Code for the Plan Year in which the Participant's distribution commences.

“Actuarial Value” means the lump sum equivalent value of a Participant’s Accrued Benefit, as certified by the Actuary, using:  (a) the 1983 Group Annuity Mortality Tables with a fixed blend of 50% of the male mortality rates and 50% of the female mortality rates; and (b) the annual interest rate on 30-year Treasury securities as specified by the Commissioner for the month of November preceding the Plan Year in which the Participant’s Annuity Starting Date occurs.

Effective for distributions with annuity starting dates on or after December 31, 2002, notwithstanding any other Plan provisions to the contrary (except the following paragraph) the applicable mortality table used for purposes of adjusting any benefit or limitation under Code § 415(b)(2)(B), (C) or (D) as set forth in section 13.1 and the applicable mortality table used for purposes of satisfying the requirements of Code § 417(e) as set forth in this definition of Actuarial Value is the table prescribed in Revenue Ruling 2001-62.

Effective for distributions with Annuity Starting Dates on or after January 1, 2008, the applicable interest rate and the applicable mortality table for purposes of satisfying the requirements of Code § 417(e) as set forth in this definition of Actuarial Value are as follows:

Interest – The interest rate determined based upon the adjusted first, second and third segment rates applied under rules similar to the rules of Code § 430(h)(2)(C) for the month of November preceding the Plan Year in which the Participant’s distribution commences.   For this purpose, the adjusted first, second and third segment rates are the first, second and third segment rates which would be determined under Code §  430(h)(2)(C) if:

(i)Code § 430(h)(2)(D) were applied by substituting the average yields for the month described in (ii) below for the average yields for the 24-month period described in Code § 430(h)(2)(D),

(ii)Code § 430(h)(2)(G)(i)(II) were applied by substituting “Code § 417(e)(3)(A)(ii)(II)” for “Code § 412(b)(5)(B)(ii)(II)”; and

(iii)the applicable percentage under Code § 430(h)(2)(G) were determined in accordance with the following table:

In the case of plan years beginning in:	The applicable percentage is:
2008	20 percent
2009	40 percent
2010	60 percent
2011	80 percent

Mortality -The mortality table based on the mortality table specified for the Plan Year under Section 430(h)(3) of the Code (without regard to subparagraph (C) or (D) of such section) modified as appropriate by the Secretary of the Treasury.

Notwithstanding the foregoing, the lump sum equivalent value of a Participant’s Accrued Benefit shall not be less than the lump sum equivalent value of the Participant’s Accrued Benefit as of December 31, 1995 calculated using the Group Annuity Mortality Table described in the definition of Actuarial (or Actuarially) Equivalent, above, and an interest rate of 8%, and based on the Participant’s age at the Annuity Starting Date.

Effective for distributions with Annuity Starting Dates on or after June 1, 2004 having a payment form that is either (a) the Social Security adjustment form of payment (provided under Appendix A, Appendix C and Appendix D of the Plan), or (b) the special optional form of payment (provided under Appendix A, Appendix C and Appendix D of the Plan) if the special optional form of payment is a decreasing annuity other than a decreasing annuity that decreases because Social Security supplements or qualified disability benefits (as defined in Code § 411(a)(9)) cease or are reduced, the payments shall not be less than determined using the interest rate and mortality table used for purposes of satisfying the requirements of Code § 417(e) as set forth above in this definition of Actuarial Value.

“Actuary” means the individual actuary or firm of actuaries selected by the Employer to provide actuarial services in connection with the administration of the Plan.

“Affiliated Employer” means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code §414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code §414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code §414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to the regulations under Code §414(o).  The term “Employer” includes any Employer and any Affiliated Employer for purposes of crediting Hours of Service under the definition of Hours of Service in this Article I, for determining Years of Service for participation under section 2.2, or determining Years of Service for purposes of vesting under section 4.2, and for such other purposes as required by the applicable provision of the Code.

“Annuity Starting Date” means the first day of the first period for which an amount is payable as an annuity or in any other form.

“Board of Directors” means the Board of Directors of Seaboard Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” means Seaboard Corporation, a Delaware corporation.

“Compensation” means the aggregate compensation paid to an Eligible Employee by the Employer for the taxable year ending with or within the Plan Year which is subject to tax under Code §3401(a) and all other payments of compensation to a Participant by an Employer for which the Employer is required to furnish a written statement under Code §§6041(d) and 6051(a)(3):

(a)determined without regard to any rules under Code §3401(a) that limit remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code §3401(a)(2);

(b)reduced by all of the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving, expenses, deferred compensation, and welfare benefits; and

(c)determined by including salary reduction contributions made on behalf of an Employee to a plan maintained under Code §§125 or 401(k) and including qualified transportation fringe benefits that are excluded from a Participant’s gross income under Code § 132(f)(4).

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, and prior to January 1, 2002, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA ‘93 annual compensation limit.  The OBRA ‘93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code §401(a)(17)(B).  For Plan Years beginning on or after January 1, 1994, and prior to January 1, 2002, any reference in this Plan to the limitation under Code §401(a)(17) shall mean the OBRA ‘93 annual compensation limit set forth in this provision.

For Plan Years beginning prior to January 1, 2002, if Compensation for any prior determination period is taken into account in determining an Employee’s benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA ‘93 annual compensation limit in effect for that prior determination period.  For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA ‘93 annual compensation Limit is $150,000.

A Code §401(a)(17) Employee means an Employee whose current Accrued Benefit as of a date on or after the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

For Plan Years beginning on or after January 1, 2002, the annual Compensation of each Employee taken into account under the Plan shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code §401(a)(17)(B).

For Plan Years beginning on or after January 1, 2002, if Compensation for any prior determination period is taken into account in determining an Employee’s benefits accruing in the current Plan Year, the Compensation for that prior determination period shall be subject to the limitation on Compensation in effect for the current Plan Year.

Notwithstanding any provision of this definition of Compensation to the contrary, a Participant who is in qualified military service, as defined in Code Section 414(u)(5), shall be treated as receiving Compensation from his Employer during such period of qualified military service which is recognized as Years of Accrual Service under Section 2.5 equal to --

(i)the Compensation the Participant would have received during such period if the Participant were not in qualified military service, determined based on the Compensation the Participant would have received from his Employer, but for absence during the period of qualified military service, or

(ii)if the Compensation the Participant would have received during such period was not reasonably certain, the Participant’s average Compensation from the Employer during the 12-month period immediately preceding the qualified military service (or, if shorter, the entire period of employment immediately preceding the qualified military service).

“Deferred Vested Pension” means the Pension payable pursuant to section 3.2.

“Disability Retirement Date” means the first day of the calendar month coinciding with or next following the date a Participant or former Participant entitled to a Deferred Vested Pension, becomes disabled under the terms of the Plan.

“Disability Retirement Pension” means the Pension payable pursuant to section 3.5.

“Disabled” or “Disability” means having a physical or mental condition resulting from bodily injury, disease or mental disorder which renders a Participant, or former Participant entitled to a Deferred Vested Pension, incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Act.

“Early Retirement Date” means the first day of the calendar month coinciding with or next following the date the Participant terminates employment prior to his Normal Retirement Date and after satisfying the requirements for an Early Retirement Pension under section 3.3.

“Early Retirement Pension” means the Pension payable pursuant to section 3.3.

“Effective Date” means January 1, 2017 or such other date as specified herein with respect to a particular provision.

“Eligible Spouse” means the spouse of a Participant to whom the Participant was married at the time of the Annuity Starting Date or the date of the Participant’s death. The length of the marriage prior to either of such dates shall not be taken into consideration.

“Eligible Employee” means any Employee who is a salaried or clerical exempt or non-exempt Employee of an Employer; provided, however, Eligible Employee shall exclude the following:

(a)Union Employees.  Any Employee whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code §7701(a)(46)) and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless the agreement requires inclusion of the Employee in the Plan.

(b)Leased Employees.  Any person who performs services for an Employer by and through a contract or agreement, whether written or verbal, with a third party and who is paid by such third party, including, without limitation, any person who is a leased employee within the meaning of Code §414(n), a co-employee or joint employee, or an outsourced employee, even if such person is subsequently determined by any governmental agency or court to be, or have been, a common law employee of the Employer.

(c)Independent Contractors.  Any individual who performs services for an Employer pursuant to a contract or agreement, whether written or verbal, which provides that the person is an independent contractor or consultant, even if such person is subsequently determined by any governmental agency or court to be, or have been, a common law employee of an Employer.

(d)Nonresident Aliens.  Employees who are nonresident aliens (within the meaning of Code §7701(b)(1)(B)) and who receive no earned income (within the meaning of Code §911(d)(2)) from an Employer which constitutes income from sources within the United States (within the meaning of Code §861(a)(3)).

(e)Exclusion of Certain Employees of Seaboard Foods LLC.  Any Employees of Seaboard Foods LLC who are classified as Employees in the Processed Meats Division of Seaboard Foods LLC shall not be eligible to participate in the Plan.  Also any Employees of Seaboard Foods LLC whose designated site of employment is at a facility located in either Missoula, Montana, or Salt Lake City, Utah, and previously operated by an entity sometimes referred to as “Daily”, shall not be eligible to participate in the Plan.

(f)Post-2013 Hires.  Any individual hired, or in the case of a former employee of Seaboard Corporation or any other Affiliated Employer, rehired, by an Employer after December 31, 2013.

(g)Post-2013 Eligible Employee.  Any employee of Seaboard Corporation or any other Affiliated Employer who, exclusive of this definition of Eligible Employee, is not an Eligible Employee as of December 31, 2013.

“Employee” means any person who is employed by an Employer or an Affiliated Employer.

The term Employee shall also include any Leased Employee deemed to be an Employee described in the previous paragraph as provided in Code §§414(n) or (o).    “Leased Employee” means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (“leasing organization”) has performed services for the recipient (or for the recipient and related persons determined in accordance with Code §414(n)(6)) on a substantially full‑time basis for a period of at least one year, and such services are performed under the primary direction or control of the Employer.  Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

A Leased Employee shall not be considered an employee of the recipient if:  (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of Compensation, as defined in Code §415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee’s gross income under Code §§125, 402(e)(3), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient’s non-highly compensated workforce.

“Employer” means Seaboard Corporation, a Delaware corporation, and each employer who has adopted the Plan.  The Employers as of January 1, 2017 are listed on Schedule A attached hereto.  Seaboard Corporation is the sponsor of the Plan under ERISA.  Schedule A may be modified from time to time as appropriate by Seaboard Corporation or its authorized officer.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Fiduciaries” means Seaboard Corporation, the Committee and the Trustee, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in section 7.1.

“Forfeiture break in service” refers to an instance of a Participant who incurs five consecutive 1‑year breaks in service.

“Hour of service” means:

(a)Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Employer (or for the Employer only for purposes of section 4.1) during the applicable computation period; and

(b)Each hour for which an Employee is paid, or entitled to payment, by an Affiliated Employer (or by the Employer only for purposes of section 4.1) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence.  Notwithstanding the preceding sentence,

(i)No more than 501 Hours of Service are to be credited under this subparagraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

(ii)An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not to be credited to the Employee if such payment is made or due under a Plan maintained solely for the purpose of complying with applicable workmen’s compensation, unemployment compensation or disability insurance laws; and

(iii)Hours of Service are not to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

Hours under this subparagraph (b) shall be calculated and credited pursuant to section 2530.200b‑2 of the Department of Labor Regulations which is incorporated herein by this reference; and

(c)Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Employer (or by the Employer only for purposes of section 4.1).  The same Hour of Service shall not be credited both under subparagraph (a) or subparagraph (b), as the case may be, and under this subparagraph.  These hours shall be credited to the Employee for the computation period or periods to which the award or payment pertains rather than the computation period in which the award, agreement or payment is made.  Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) shall be subject to the limitations set forth in that subparagraph.

Hours of Service will also be credited for any individual considered to be an Employee for purposes of this Plan under Code §414(n) or Code §414(o).

If the Employer pays an Employee for services rendered on an hourly basis, the Committee will credit that Employee with Hours of Service on the basis of the “actual” method.  If the Employer pays an Employee for services rendered on a basis other than by the hour, the Committee will credit that Employee on the basis of weeks of employment, and an Employee will receive credit for 45 Hours of Service for each week for which the Committee would credit the Employee with at least one Hour of Service under the actual method.

Hours of Service shall also include Hours of Service counted during a period of qualified military service, as described in section 2.5.

“Late Retirement Date” means the first day of the calendar month coinciding with or next following the date the Participant actually retires after his Normal Retirement Date.

“Late Retirement Pension” means the Pension payable pursuant to section 3.4.

“Normal Retirement Age” means the later of (a) the Participant’s 65th birthday, or (b) the fifth anniversary of the first day of the month in which the Participant commenced participation in the Plan.

“Normal Retirement Date” means the first day of the calendar month coinciding with or next following the date the Participant attains his Normal Retirement Age.

“Normal Retirement Pension” means the Pension payable pursuant to section 3.1.

“Participant” means any Eligible Employee who is eligible for participation in the Plan as hereinafter provided and any person who is not an Eligible Employee who has a frozen Accrued Benefit hereunder.  A Participant who is not an Eligible Employee shall not be entitled to accrue benefits hereunder.

“PBGC” means Pension Benefit Guaranty Corporation, a body corporate within the Department of Labor, established under the provisions of Title IV of ERISA.

“Pension” means a series of amounts, paid monthly, which are payable to a Participant who is entitled to receive benefits under the Plan, or a lump sum distribution of a Participant's benefits under the Plan, as applicable under the terms of the Plan.

“Plan” means the Seaboard Corporation Pension Plan, as set forth herein and as amended from time to time.

“Plan Year” means the 12-month period commencing on January 1 and ending on the following December 31.

“Retirement” means termination of employment for reasons other than death after a Participant has fulfilled all requirements for a Disability, Early, Normal or Late Retirement Pension, whichever applicable.

“Retirement Committee” or “Committee” means the persons appointed pursuant to Article VII to administer the Plan in accordance with said Article.

“Social Security Retirement Age” means Social Security retirement age as defined in Code §415(b)(8).

“Trust” means the trust fund established for purposes of funding the Plan.

“Trustee” means the trustee or trustees of the Trust.

“Year(s) of Service” means a Plan Year in which a Participant has at least 1000 Hours of Service with an Employer or an Affiliated Employer except where otherwise provided herein.  Except where otherwise provided herein, for purposes of determining a Participant’s number of Years of Service for vesting purposes under section 4.2, and subject to the break in service provisions of section 2.3, all Years of Service shall be counted, including those Years of Service before he became a Participant provided he was at least 18 years of age.  Participants who are Employees of Jacintoport International LLC will receive credit for vesting purposes for their service for Jacintoport International LLC rendered on and after May 24, 2000, the date Jacintoport International LLC (then known as Jacintoport International, Inc.) became an Affiliate of the Company.  Years of Service shall also include Hours of Service during a period of qualified military service, as described in section 2.5.  Years of Service shall include all Years of Service recognized with respect to any Affiliated Employer under the Seaboard Defined Benefit Pension Plan at the time of transfer of assets and liabilities from such plan to this Plan.

“1-year break in service” means:

(a)In General -- Any Plan Year (or, for participation purposes, the computation period described in the following sentence) during which an Eligible Employee has not completed more than 500 Hours of Service with an Affiliated Employer, except for a Plan Year in which an Eligible Employee becomes a Participant or in which his Normal Retirement or death occurs.  For participation purposes an Eligible Employee incurs a 1-year break in service if during the twelve month period applicable for purposes of section 2.2, the Eligible Employee does not complete more than 500 Hours of Service.  Any 1-year break in service shall be deemed to have commenced on the first day of the year in which it occurs. An Employee’s absence from work during which he is not compensated, or entitled to Compensation, by the Employer, shall not be deemed a break in service where the Employee (i) is on an authorized leave of absence, provided he resumes work for the Employer at the expiration thereof, or (ii) is on military duty for a period during, which his reemployment rights are guaranteed by federal law.  In applying this section all Employees in similar circumstances shall be treated alike.

(b)Leaves of Absence - Solely for purposes of determining whether a 1-year break in service has occurred, for each individual who is absent from work for any period (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, the Plan shall treat as Hours of Service during the applicable computation period as determined under this definition of 1-tear break in service, the Hours of Service which otherwise would normally have been credited to such individual but for such absence, or in any case in which the Plan is unable to determine the hours which would normally have been credited to such individual, eight hours per day of such absence.  The total number of hours treated as Hours of Service by reason of any such pregnancy or placement shall not exceed 501.  Hours of service for such pregnancy or placement shall be treated as Hours of Service (i) only in the year in which the absence from work begins, if a Participant would be prevented from incurring a 1-year break in service in such year solely because periods of absence are treated as Hours of Service, or (ii) in any other case, in the immediately following year. For purposes of this subparagraph, the term “year” means any Plan Year.

(c)An Eligible Employee’s paid Hours of Service for absence on account of leave under the Family and Medical Leave Act of 1993 (“FMLA leave”) shall be counted for purposes of eligibility or vesting, whichever is applicable, except that if such Hours of Service are not needed to prevent a break in service in the Plan Year in which such FMLA leave commenced, and if such FMLA leave continues into a subsequent Plan Year, the Hours of Service shall be credited to the subsequent Plan Year.  Such Hours of Service shall not be recognized by the Plan for benefit accrual purposes.

No credit will be given pursuant to this subparagraph unless the individual furnishes to the Committee such timely information as the Committee may reasonably require to establish that the absence from work is for reasons referred to in the preceding subparagraph and the number of days of such absence.

“Years of Accrual Service” has the meaning defined in Section 4.1.

ARTICLE II.  PARTICIPATION AND SERVICE

2.1Participation.

(a)Prior Participants:  Each Eligible Employee as of January 1, 2014 who was a Participant in the Plan on December 31, 2013 shall continue as a Participant in the same manner on January 1, 2014.    Each Eligible Employee who was a Participant in the Seaboard Defined Benefit Pension Plan on December 31, 2013 and for whom plan assets and liabilities are transferred to this Plan as of the Merger Effective Date described in the Preamble shall continue as a Participant in the same Participant status (i.e. active, deferred vested or retired in pay status) on the Merger Effective Date.  Each Participant in the Plan on December 31, 2013 who was not an Eligible Employee as of January 1, 2014 shall continue as a Participant in the Plan on January 1, 2014 but will no longer be eligible to accrue additional Years of Accrual Service or additional retirement benefits under the Plan.

(b)Other Employees:  Effective as of January 1, 2014, no employee other than (i) an individual who was an Eligible Employee on December 31, 2013 but who has not entered the Plan by January 1, 2014 due to being on an authorized leave of absence due to service in the Armed Forces of the United States and who is required to enter the Plan pursuant to Section 2.5 and Code Section 414(u), and (ii) an individual who was an Eligible Employee on December 31, 2013, was hired on or after January 1, 2013, and would become a Participant on or before January 1, 2015 due to having attained age 21 and completed one Year of Service by December 31, 2014, shall be eligible to enter the Plan.  An individual described in clause (i) or (ii) of this Section 2.1(b) shall become a Participant on the first day of the month coinciding with, or next following, the date he first satisfies both of the following requirements: (1) he completes one Year of Service as defined in section 2.2 and (ii) he attains age 21.

(c)Reemployment:  Effective as of January 1, 2014, no individual who ceases to be employed by the Employer is eligible to reenter the Plan as an Eligible Employee notwithstanding such individual's reemployment with the Employer.

2.2Year of Service – Participation.  For purposes of participation under section 2.1, a Year of Service shall mean a twelve (12) month period during which the Eligible Employee completes not less than one thousand (1,000) Hours of Service, measuring the beginning of the first twelve (12) month period from the employment commencement date.  If the Eligible Employee does not complete one thousand (1,000) Hours of Service during the twelve (12) month period commencing with the employment commencement date, the Plan shall measure the twelve (12) month period from the first day of the Plan Year which includes the first anniversary of the employment commencement date.  The Plan shall measure any subsequent twelve (12) month period necessary for determination of Year of Service for participation by reference to succeeding Plan Years.  Employment commencement date for purposes of this section 2.2 shall mean the first day of an Eligible Employee’s employment by an Affiliated Employer.  Year of Service for Participation shall also include Hours of Service during a period of qualified military service, as described in section 2.5.

2.3Counting Prior Service Upon Reemployment.

(a)Vested Former Participants:  If a Participant has satisfied the requirements of the Plan for vested benefits under section 4.2 at the time of his termination of employment, then upon his reemployment by the Employer, his pre-break Years of Service shall be restored for purposes of vesting hereunder.

(b)Non-Vested Former Participants:  If a Participant has not satisfied the requirements for vested benefits under section 4.2 at the time of his termination of employment, then upon his reemployment by the Employer, his pre-break Years of Service shall be restored for purposes of vesting hereunder only if his number of consecutive 1-year breaks in service was less than the greater of (i) five and (ii) the aggregate number of pre-break Years of Service.

(c)Accrued Benefit After a Break in Service:  All Years of Service that were restored under the foregoing subparagraph (a) or subparagraph (b) shall be aggregated and treated as Years of Accrual Service for purposes of determining the Participant’s Accrued Benefit. Years of Service that were not restored shall not be counted as years of Accrual Service for purposes of determining the Participant’s Accrued Benefit.

2.4Employee Change in Employment Classification or Transfers to or From a Non-Participating Affiliated Employer.

(a)It is anticipated that an Eligible Employee’s employment may be transferred, without a break in the continuity of his employment, to or from an Affiliated Employer who does not participate in this Plan.  Such a transfer of employment will not be a termination of employment.

(b)If an Eligible Employee’s employment classification is changed so he no longer is an Eligible Employee, the Employee shall continue to be entitled while employed by the Employer or an Affiliated Employer to receive credit for Years of Service for vesting in this Plan.  If an Eligible Employee transfers, without a break in the continuity of his employment, to an Affiliated Employer who does not participate in this Plan, the Employee shall continue to be entitled to receive credit while employed by the Affiliated Employer for Years of Service for vesting purposes in this Plan.  If the Eligible Employee previously terminated employment, was not vested and incurred five or more consecutive 1-Year Breaks in Service, the Employee’s Years of Service prior to such consecutive 1-Year Breaks in Service shall not be counted for vesting or benefit accrual purposes under this Plan.

(c)If an Eligible Employee transfers without a break in the continuity of his employment from an Affiliated Employer who was not participating in this Plan to a participating Employer in this Plan, the Employee shall receive credit for Years of Service for vesting purposes under this Plan for his Years of Service for the Affiliated Employer, but not benefit accrual purposes.  If the Employee previously terminated employment for the Affiliated Employer, was not vested, and incurred five or more consecutive 1-Year

Breaks in Service, the Employee’s Years of Service before such Break in Service shall not be counted for either vesting or benefit accrual purposes under this Plan.

(d)An Eligible Employee who transfers without any break in the continuity of his employment to or from a participating Employer who does not participate in this Plan shall not receive credit for Years of Service for such a non-participating Affiliated Employer for benefit accrual purposes under this Plan.

2.5Military Service.  An authorized leave of absence due to service in the Armed Forces of the United States shall not constitute a break in service, and shall be considered as Years of Service under the Plan, provided the absence is for qualified military service, as defined in Code Section 414(u)(5) during a period when an Eligible Employee’s reemployment rights are guaranteed by federal law and the Eligible Employee returns to employment with an Employer after the period of qualified military service and within the period of time required by such federal law.  Notwithstanding any provision of the Plan to the contrary, effective December 12, 1994 the Plan will provide contributions, benefits and service credit with respect to qualified military service in accordance with Code §414(u).  Hours of Service during a period of qualified military service that is recognized under this section 2.5 (i.e., if the Eligible Employee returns to employment with an Employer after the period of qualified military service and within the time required by applicable federal law), shall be counted for eligibility Year of Service – Participation, purposes; vesting Years of Service purposes; and benefit Years of Accrual Service purposes based on the Hours of Service the Participant would have been credited with during the period of qualified military service, but for the absence during the period of qualified military service.  If the number of Hours of Service is not reasonably certain, the Eligible Employee’s deemed Hours of Service during a qualified military leave shall be based on the actual Hours of Service credited to the Eligible Employee during the twelve consecutive month period (or entire period of service, if less) immediately preceding the commencement of his qualified military service.

2.6Employee Transfers To or From a Participating Employer

(a)It is anticipated that an Eligible Employee may be transferred, without a break in the continuity of his employment, to or from a participating Employer in this Plan to another participating Employer.  Such a transfer will not be a termination of employment.

2.7Suspension of New Plan Participants.  Notwithstanding any other provision in this Plan to the contrary, effective as of January 1, 2014, the only individuals eligible to become Participants in the Plan shall be: (i) individuals who are Eligible Employees on December 31, 2013 but who have not entered the Plan or the Seaboard Defined Benefit Pension Plan by January 1, 2014 due to being on an authorized leave of absence due to service in the Armed Forces of the United States and who are required to enter the Plan pursuant to Section 2.5 and Code Section 414(u); and (ii) individuals who are Eligible Employees on December 31, 2013, were hired on or after January 1, 2013, and would become Participants on or before January 1, 2015 due to having attained age 21 and completed one Year of Service by December 31, 2014.

ARTICLE III.  REQUIREMENTS FOR RETIREMENT BENEFITS

3.1Normal Retirement.  A Participant shall be eligible for a Normal Retirement Pension in accordance with section 4.1 if his employment is terminated on or after he has attained Normal Retirement Age. Payment of a Normal Retirement Pension shall commence as of the Participant’s Normal Retirement Date.

3.2Deferred Vested Pension.  A Participant who has five or more Years of Service (as determined subject to the provisions of sections 2.3, 2.4 and 2.6 shall be eligible for a Deferred Vested Pension in accordance with the provisions of section 4.2 if his employment is terminated before death or Retirement.  Payment of a Deferred Vested Pension shall commence as of the Participant’s Normal Retirement Date; provided, however, that

(a)a Participant who is eligible for a Deferred Vested Pension and who has attained age 62 may request the commencement of his Deferred Vested Pension as of the first day of any month which precedes his Normal Retirement Date, in which event his Pension shall commence as of the beginning of the month so requested; or

(b)a Participant who is eligible for a Deferred Vested Pension who has completed ten (10) or more Years of Service before his employment terminated is entitled to an Early Retirement Benefit, as provided in section 3.3 and may, therefore, request the commencement of his Early Retirement Benefit pursuant to section 4.3, as of the Early Retirement Date elected by the Participant, which must be on or after the Participant attains age fifty-five (55)

3.3Early Retirement.  A Participant shall be eligible for an Early Retirement Pension in accordance with section 4.3 if his employment is terminated on or after the date that he has completed ten (10) or more Years of Service.  Payment of an Early Retirement Pension shall commence as of the later of (a) the Participant’s Early Retirement Date, or (b) the date the Participant attains age fifty-five (55).

3.4Late Retirement.  Any Participant who attains his Normal Retirement Age may remain in the active employ of the Employer beyond his Normal Retirement Date.  In such event, payment of a Late Retirement Pension in accordance with section 4.4 shall commence as of the Participant’s Late Retirement Date, and the Participant shall not be entitled to a distribution from the Plan prior to his Late Retirement Date.  Furthermore, during the first month immediately following the Participant’s Normal Retirement Date, the Retirement Committee shall cause an ERISA 203(a)(3)(B) Suspension of Benefits Notice, as described in section 4.7, to be sent to the Participant.

3.5Disability Retirement.  A Participant who (i) becomes Disabled while employed by the Employer, or (ii) is a former Participant entitled to a Deferred Vested Pension who becomes Disabled or (iii) is a Participant who becomes Disabled while performing qualified military service, shall be eligible to elect to receive a Disability Retirement Pension in accordance with section 4.5.  Payment of a Disability Retirement Pension shall commence as of the date elected by the Participant that is on or after the Participant’s Disability Retirement Date.  If such Participant, or such former Participant entitled to a Deferred Vested Pension, does not elect to receive a Disability Retirement Pension, then the Participant’s Accrued Benefit shall be paid pursuant to any other applicable provision of this Article III.  Notwithstanding the provisions of sections 3.2 and 4.2, a Participant who becomes Disabled while employed by the Employer shall be 100% vested in his Accrued Benefit, regardless of the number of Years of Service of the Participant.

ARTICLE IV.  AMOUNT OF RETIREMENT BENEFIT

4.1Normal Retirement Pension.  The normal form of a Participant’s annual retirement benefit shall be a single life annuity.  A Participant’s Pension in the normal form equals the sum of (a), plus (b), plus (c), where:

(a)is the Participant’s frozen retirement benefit, payable to the Participant at his Normal Retirement Date as of December 31, 1993 or an earlier date, computed as an Actuarial Equivalent of the normal form of retirement benefit for this Plan, as defined in this section 4.1;

(b)is 0.65% of his Final Average Earnings accrued from and after January 1, 1994, multiplied by his Years of Accrual Service; and

(c)is 0.50% of his Excess Compensation accrued from and after January 1, 1994, multiplied by his Years of Accrual Service.

The following definitions shall apply for purposes of this section 4.1:

“Covered Compensation” means the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35‑year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age, whether or not a Participant actually has attained Social Security Retirement Age at the time of termination of employment with the Employer.  A 35‑year period is used for all Participants regardless of the year of birth of the Participant.  In determining a Participant’s Covered Compensation for a Plan Year, the taxable wage base for all calendar years beginning after the first day of the Plan Year is assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year.  A Participant’s Covered Compensation shall be adjusted each Plan Year, and no increase in Covered Compensation shall result in a decrease of the Participant’s Accrued Benefit.  A Participant’s Covered Compensation does not change after the calendar year in which he reaches his Social Security Retirement Age.  For any Plan Year beginning before a Participant’s 35‑year calendar period used to determine his Covered Compensation, the taxable wage base in effect at the beginning of the Plan Year is the Participant’s Covered Compensation.  The taxable wage base is the contribution and benefit base under section 230 of the Social Security Act.

“Earnings” shall mean the Compensation received from the Employer during the Plan Year for services rendered while an Eligible Employee and Participant.

“Final Average Earnings” shall mean a multiple of 12 times the average monthly Earnings received by a Participant for the 60 consecutive months which produce the highest average Earnings during the last 120 whole months for which the Participant received Earnings.  For purposes of determining the Participant’s Final Average Earnings a Participant’s monthly Earnings for a specific month shall be equal to a fraction of the Participant’s Earnings for the Plan Year in which such month occurs, the numerator of which fraction is one and the denominator of which fraction is the number of months (and fractions thereof) in the Plan Year for which the

Participant received Earnings.  If a Participant does not receive Earnings during a minimum of 60 whole months, Final Average Earnings shall be determined based upon the Participant’s average monthly earnings for all months.

“Years of Accrual Service” shall mean the aggregate of a Participant’s Years of Accrual Service and Partial Years of Accrual Service.  A Participant will receive credit for a Year of Accrual Service for each Plan Year commencing on or after January 1, 1994 during which the Participant completes at least 2000 Hours of Service with the Employer as an Eligible Employee.  A Participant will receive credit for a Partial Year of Accrual Service for each Plan Year commencing on or after January 1, 1994 during which the Participant completes at least 1000 Hours of Service, but less than 2000 Hours of Service, with the Employer as an Eligible Employee.  Notwithstanding the foregoing, if a Participant fails to complete 2000 Hours of Service in his final year of employment with the Employer he may receive credit for a Partial Year of Accrual Service even if he has not completed 1000 Hours of Service.  A Partial Year of Accrual Service for purposes of this paragraph is a fraction, the numerator of which is the number of Hours of Service the Participant has completed during the Plan Year as an Eligible Employee and the denominator of which is 2000.  A Participant will not receive credit for more than 35 Years of Accrual Service.  Notwithstanding any provision hereunder to the contrary, a Participant shall not be credited with any Years of Accrual Service during the period from January 1, 1994 through January 1, 1997, if such Participant was accruing benefits under either the Seaboard Corporation Executive Retirement Plan or the Seaboard Farms Executive Retirement Plan during that same period.  Years of Accrual Service shall also include Hours of Service during a period of qualified military service, as described in section 2.5, and subject to the conditions described in section 2.5.

“Excess Compensation” shall mean the amount of a Participant’s Final Average Earnings in excess of Covered Compensation.

4.2Deferred Vested Pension.

(a)Subject to the provisions of section 4.2(c), the amount of a Participant’s Deferred Vested Pension in the normal form of a single life annuity, commencing as of his Normal Retirement Date, shall be equal to the product obtained by multiplying the amount of his Accrued Benefit by his vested percentage computed in accordance with the following schedule:

Years of Service	Vested (nonforfeitable) Percentage
Less than 5	0%
5 or more	100%

(b)A Participant is automatically one hundred percent (100%) vested on the date he attains his Normal Retirement Age, provided he is an Eligible Employee, on that date, or on the date he becomes eligible for an Early Retirement Pension under section 3.3.

(c)If the Plan’s vesting schedule is amended or changed in any way that directly or indirectly affects the computation of the Participant’s nonforfeitable percentage, each Participant with at least three Years of Service may elect, within the election period described herein, to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change.  Such election period shall begin no later than the date the Plan amendment is adopted and end no earlier than the latest of the following dates:

(i)The date which is 60 days after the day the Plan amendment is adopted;

(ii)The date which is 60 days after the day the Plan amendment becomes effective; or

(iii)The date which is 60 days after the day the Participant is issued written notice of the Plan amendment by the Employer or Plan Administrator or Retirement Committee.

4.3Early Retirement Pension.  The amount of a Participant’s Early Retirement Pension in the normal form of a single life annuity shall be equal to his Accrued Benefit determined in accordance with section 4.1 but reduced by 4% for each year by which his Early Retirement Date precedes his attainment of age 62.

4.4Late Retirement Pension.  The amount of a Participant’s Late Retirement Pension shall be determined under section 4.1 as of the Participant’s Late Retirement Date.  If the Participant remains employed beyond the date he attains age 70-1/2, his Late Retirement Pension thereafter shall be equal to the greater of (i) the Participant’s Late Retirement Pension determined under section 4.1 as of the Participant’s Late Retirement Date and (ii) the Actuarial Equivalent of the Participant’s Late Retirement Benefit as of the date the Participant attained age 70-1/2.

4.5Disability Retirement Pension.  The amount of a Participant’s Disability Retirement Pension in the normal form of a single life annuity shall be equal to his Accrued Benefit determined in accordance with section 4.1, but reduced by 4% for each year by which the date as of which the Participant’s Disability Retirement Pension commences pursuant to section 3.5 precedes his attainment of age 62.  The Participant’s deemed Compensation and deemed Credited Service while in qualified military service, as defined in Code Section 414(u)(5) and described in section 2.5, during any period when the Participant’s reemployment rights are guaranteed under federal veterans’ reemployment rights laws, shall be included in determining the amount of a Disability Retirement Pension, provided the Participant either (i) becomes Disabled while in qualified military service, or (ii) is reemployed after the expiration of his qualified military service within the time required by applicable federal law.

4.6Reemployment After Retirement Benefits Have Commenced.

(a)If a retired Participant whose benefits are in pay status is reemployed in an employment classification in which he will be credited with less than one thousand (1,000) Hours of Service in each Plan Year (during which he is employed during the entire Plan Year), his Pension payments shall continue without interruption and the retired Participant shall earn no additional benefits for the period of his reemployment.  If the retired Participant should die during such a period of reemployment, his Spouse or Beneficiary shall be entitled to any survivor’s income or other death benefits provided under the form of payment elected by the Participant at the time of his earlier retirement (with, if applicable, the consent of his Spouse).

(b)If a retired Participant whose benefits are in pay status is reemployed in an employment classification in which he will be credited with one thousand (1,000) or more Hours of Service each Plan Year (during which he is employed during the entire Plan Year), his Pension payments shall cease upon his reemployment.  The reemployed retiree may accrue additional benefits during the Participant’s period of his reemployment.  Upon the Participant’s later retirement, his Pension payments shall resume, in the same form of payment elected at the time of his earlier retirement, adjusted to provide any additional benefit accrual for the period of his reemployment.  If the retired Participant should die during the period of his reemployment, any survivor’s income or other death benefit shall be provided under the form of payment elected by the retiree at the time of his earlier retirement (with, if applicable, the consent of his Spouse).

4.7Suspension of Benefits Notice and Procedures.  If a Participant’s benefits are to be suspended because either (i) the Participant will remain employed beyond his Normal Retirement Date or (ii) the Participant is a retiree whose benefits are in pay status and he has been reemployed in an employment classification in which he will be credited with one thousand (1,000) Hours of Service or more in each Plan Year during his reemployment (during which he is employed during the entire Plan Year), the Retirement Committee will notify the Participant by personal delivery or first class mail during the first month benefits would otherwise be paid, that his Pension benefits are suspended.  The notice shall include:

(a)A general description of why benefit payments are suspended;

(b)A general description of the Plan provisions relating to the suspension of benefits;

(c)A copy of such Plan provisions;

(d)A statement that a review of the suspension may be requested under the Claims Procedures in section 7.3; and

(e)A description of the benefit resumption notice required by the Plan.

The Retirement Committee will adopt a procedure whereby a Participant may request a determination about whether specific contemplated reemployment will result in a suspension of benefits.

ARTICLE V.  MANNER OF PAYMENT AND DEATH BENEFITS

5.1Automatic Form for Married Participants. If a Participant is married on the date his Pension payments commence, then subject to the provisions of section 5.4 his Pension shall be paid in the form of a 50% joint and survivor Pension commencing immediately.  Under this joint and survivor Pension, a monthly annuity shall be paid to the Participant for his lifetime, and his Eligible Spouse, if surviving at the Participant’s death, shall be entitled to receive thereafter a lifetime annuity in a monthly amount equal to 50% of the monthly amount which had been payable to the Participant.  The amount payable to the Participant shall be determined so that the aggregate of the Pension payments expected to be made to the Participant and his Eligible Spouse shall be the Actuarial Equivalent of the Pension determined under section 4.1.

5.2Automatic Form For Unmarried Participants.  If a Participant is not married on the date his Pension payments commence, then unless he elects an optional form of benefit under section 5.3, his Pension will be paid in the form of a single life annuity which shall be the Actuarial Equivalent of the Pension determined under section 4.1.

5.3Optional Forms of Benefit.  Subject to the requirements of section 5.4, a Participant can elect that his Pension be paid in one of the following forms in lieu of the form otherwise specified in sections 5.1 or 5.2 (whichever applicable):

(a)A married Participant may elect to receive his Pension in the form of joint and survivor Pension, with a life annuity payable no less frequently than annually for the life of the Participant and with a survivor annuity payable no less frequently than annually for the remaining life of the Participant’s spouse which survivor annuity is either 75% or 100% of the annuity payable during the Participant’s life.

(b)A married or unmarried Participant may elect to receive his Pension in the form of a single life annuity, payable no less frequently than annually.

(c)A married or unmarried Participant may elect to receive his Pension in the form of a single life annuity, payable no less frequently than annually, with a term certain of 10 years guaranteed.

(d)A married or unmarried Participant may elect to receive his Pension in the form of a lump sum that is the Actuarial Value of the Participant’s nonforfeitable Accrued Benefit if the monthly benefit the Participant would otherwise receive under sections 5.1 or 5.2 (whichever is applicable) would be less than $75.00. The lump sum payment under this section 5.3(d) is an optional form of benefit the Participant may elect upon the Participant’s Annuity Starting Date; provided, however, that on and before the Participant’s Annuity Starting Date, the Participant’s nonforfeitable Accrued Benefit remains subject to the lump sum payment provisions of section 5.7.

Benefits paid under any of the foregoing options will be the Actuarial Equivalent of the Participant’s Pension determined under section 4.1.

5.4Election of Optional Forms of Benefit and Retroactive Annuity Starting Dates.

(a)Written Explanation of 50% Joint and Survivor Pension and Optional Forms -- Effective January 1, 2007, not earlier than 180 days, but not later than 30 days, before a married Participant’s Annuity Starting Date, the Committee shall furnish to the Participant: (i) a written general description of the 50% joint and survivor Pension; (ii) the circumstances under which the Plan will provide the 50% joint and survivor Pension; (iii) the material features of and the relative values of the optional forms of benefit; (iv) the availability of the election to waive the 50% joint and survivor Pension; (v) the rights of the Participant’s Eligible Spouse; (vi) the right to revoke such an election; (vii) the effect of such revocation; and (viii) the Participant’s right to defer the commencement of benefits to the Participant’s Normal Retirement Date and the consequences of the failure to do so.

(b)Waiver of 50% Joint and Survivor Pension -- A Participant may make an election to waive payment in the form of a 50% joint and survivor Pension under section 5.1 at any time within the election period.  Effective January 1, 2007 the applicable election period shall be the 180-day period ending on the Annuity Starting Date.  A Participant may revoke an election under this section 5.4(b) and make a new election at any time within the election period.  A Participant’s waiver election is not valid unless the Participant makes the waiver election within the election period and the Participant’s Eligible Spouse has consented in writing to the waiver election, such election designates a beneficiary or a form of benefits which may not be changed without the consent of the Eligible Spouse (or the consent of the Eligible Spouse expressly permits designations by the Participant without any requirement of further consent by the Eligible Spouse), the Eligible Spouse’s consent acknowledges the effect of the election, and a notary public or a member of the Committee witnesses the Eligible Spouse’s consent.  The Participant’s Eligible Spouse’s consent to a waiver of the 50% joint and survivor Pension shall be irrevocable.  The Committee may accept as valid a waiver election which does not satisfy the spousal consent requirements hereunder if either the form of benefit elected by the Participant is described in section 5.3(a), the Committee establishes that the Participant does not have an Eligible Spouse, the Committee is not able to locate the Participant’s Eligible Spouse, or other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement.

(c)Commencement of Pension Less than 30 days After Explanation -- Notwithstanding the foregoing, a Participant may elect to begin receiving his Pension less than 30 days after receiving the written explanation described in section 5.4(a) if (i) the Participant has been informed in writing that he has at least 30 days to consider whether to waive the 50% joint and survivor Pension and elect (with spousal consent) an optional form of benefit, (ii) the Participant is permitted to revoke any affirmative election until the later of the Annuity Starting Date or the expiration of the 7-day period that begins the day after the written explanation described in section 5.4(a) is provided to the Participant, and (iii) the distributions do not commence until after the written explanation is provided.

(d)Retroactive Annuity Starting Date – Effective January 25, 2017 notwithstanding any provision in this section 5.4 to the contrary, a Participant who has attained age 62 may elect an Annuity Starting Date that is prior to the date the Participant receives the written explanation described in section 5.4(a) and prior to the date the Participant files an election to commence distribution of his Pension if (i) the Annuity Starting Date is the date the Participant attained age 62 or the first day of the month after his or her termination of employment, if later, (ii) the Participant was entitled to receive his Pension as of such Annuity Starting Date in accordance with Article IV, and (iii) the Participant does not actually receive any distribution until at least 30 days after the Participant has received the written explanation described in section 5.4(a) unless the Participant waives the 30-day period in accordance with section 5.4(c).  Notwithstanding the foregoing, a Participant may not elect a retroactive Annuity Starting Date with respect to a lump sum distribution under section 5.3(d). If a Participant elects a retroactive Annuity Starting Date, the amount of the Participant’s Pension payments will be determined as of the retroactive Annuity Starting Date in accordance with the Plan provisions as in effect as of that date.  The Participant’s Pension payments will commence as soon as administratively practicable subsequent to his election of a retroactive Annuity Starting Date subject to the satisfaction of section 5.4(b) and, if applicable, section 5.4(c).  The Participant will receive a lump sum payment equal to the sum of (i) the aggregate amount of the Pension payments that would have been made prior to the date of the Participant’s election of a retroactive Annuity Starting Date had the Participant made his election prior to the retroactive Annuity Starting Date, and (ii) interest on such aggregate amount computed as simple interest at the interest rate or rates applicable under the definition of Actuarial Value in Article I during the period such payments described in (i) of this sentence would have been made.  In addition to the spousal consent requirements of section 5.4(b), a Participant’s Eligible Spouse must consent to the Participant’s election of a retroactive Annuity Starting Date in accordance with section 5.4(b) if the monthly amount of the survivor pension payable to the Participant’s Eligible Spouse pursuant to such election will be less than the amount that would be payable to the Participant’s Eligible Spouse under a 50% joint and survivor pension commencing as of the date of such election (rather than as of the retroactive Annuity Starting Date).  For purposes of the preceding sentence the Participant’s Eligible Spouse will be determined as of the date of the Participant’s election of a retroactive Annuity Starting Date.

5.5Spouse’s Death Benefit.

(a)A Participant who dies before the Annuity Starting Date and who is survived by an Eligible Spouse shall have his death benefit paid to his surviving Eligible Spouse in the form of a pre-retirement survivor annuity. In the case of a Participant who dies after the earliest retirement age under the Plan, the annuity payments paid to the Eligible Spouse shall be equal to the amount which would be payable to the Eligible Spouse had the Participant retired on the date before the Participant’s date of death and elected to receive his Pension in the form of a 100% joint and survivor annuity.  In the case of a Participant who dies on or before the earliest retirement age under the Plan, the annuity payments paid to the Eligible Spouse shall be the amount which would be payable to the Eligible Spouse had the Participant separated from service on the date of his death, survived to the earliest retirement age under the Plan, elected to receive his Pension in the form of a 100% joint and survivor annuity at his earliest retirement age, and died on the day after the day on which the Participant would have attained the earliest retirement age under the Plan.  The “earliest retirement age under the Plan” is the earliest date on which the Plan permits the Participant to elect to receive retirement benefits.  For purposes of determining the amount of the pre-retirement survivor annuity, only the Participant’s nonforfeitable Pension shall be taken into account.  This Spouse Death Benefit shall apply even if the Participant’s death occurs while in qualified military service, provided the Participant’s reemployment rights are guaranteed by federal veteran’s reemployment rights laws at the time of his death.  Furthermore, the deceased Participant’s deemed Compensation and deemed Credited Service while in qualified military service, as defined in Code Section 414(u)(5) shall be included in the determination of any Spouse’s death benefit which is payable hereunder because the Participant died while in qualified military service.

The Participant’s Eligible Spouse may direct that payment of the pre-retirement survivor annuity commence no later than the month in which the Participant would have attained the earliest retirement age under the Plan.  If the Eligible Spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained his Normal Retirement Age.  If commencement of payment of the pre-retirement survivor annuity is on a date other than the later of the day after the Participant’s earliest retirement age under the Plan or the date of the Participant’s death, then the annuity amount payable to the Eligible Spouse shall be the Actuarial Equivalent of the annuity amount determined hereunder on the later of the day after the Participant’s earliest retirement age under the Plan or the date of the Participant’s death.

(b)If the Actuarial Value of the pre-retirement survivor annuity is determined to be $5,000 (or such other amount allowed in accordance with section 411(a)(11) of the Code) or less, then the Committee shall direct the immediate distribution of such amount in the form of a lump sum distribution to Participant's Eligible Spouse.  Notwithstanding the foregoing, if the amount of such distribution under this Section 5.5(b) is greater than $1,000 and the Eligible Spouse does not elect to have such distribution paid directly to an eligible retirement plan specified by the Eligible Spouse in a direct rollover or to receive the distribution directly, then the plan administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Committee.

5.6Other Death Benefit.    Upon the death after the Annuity Starting Date of a Participant who has a nonforfeitable Accrued Benefit, his beneficiary, if any, under the applicable benefit payment form shall receive the benefits payable under such form.

5.7Lump Sum Payments On or Before Annuity Starting Date for Small Amounts.  The provisions of this section 5.7 apply notwithstanding any provisions hereunder to the contrary.  Lump sum payments under this section 5.7 are not subject to the waiver and consent requirements of section 5.4.

(a)Mandatory Lump Sum Payment:  If upon or following a Participant’s termination of employment and not later than the Participant’s Annuity Starting Date the Actuarial Value of the Participant’s nonforfeitable Accrued Benefit is determined to be $5,000 (or such other amount allowed in accordance with section 411(a)(11) of the Code) or less, then the Participant’s nonforfeitable Accrued Benefit will be paid in the form of a lump sum payment to the Participant as soon as administratively feasible after such determination.

(b)Optional Lump Sum Payment:  In the event of a mandatory distribution greater than $1,000 to Participant in accordance with the provisions of section 5.7(a), if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly, then the plan administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the plan administrator.

5.8Special Distribution Rules.  Notwithstanding any provision in this Plan to the contrary, all distributions under the Plan shall be made in accordance with Article XV.  Distribution of a Participant’s Accrued Benefit shall begin not later than the 60th day after the last day of the Plan Year in which the latest of the following events occurs:  (a) the date on which the Participant attains age 65; (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates his service with the Employer.  The preceding sentence is subject to the Participant’s consent to a later beginning date for distribution and subject to other Plan provisions governing the permitted or required distribution beginning date.

5.9Nonduplication of Benefits.  If a former Participant again becomes a Participant, such renewed participation shall not result in duplication of benefits.  Accordingly, if he has received a distribution of an Accrued Benefit under the Plan by reason of prior participation (and such distribution has not been repaid to the Plan with interest within a period of the earlier of 5 years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of 5 consecutive 1‑year breaks in service commencing after the distribution), his Accrued Benefit shall be reduced by the Actuarial Equivalent (at the date of distribution) of the present value of the Accrued Benefit as of the date of distribution.  Any repayment by a Participant shall be equal to the sum of:

(a)the amount of the distribution; and

(b)interest compounded annually at the rate of 120 percent of the federal mid‑term rate (as in effect under Code §1274 from the first month beginning after the date of distribution to the date of repayment.

5.10Direct Rollover of Eligible Rollover Distributions.  A Participant may elect, at the time and in the manner prescribed by the Committee, to have any portion of his eligible rollover distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover designation.  For purposes of this section 5.10, a Participant includes a Participant’s surviving spouse and the Participant’s spouse or former spouse who is an alternate payee under a qualified domestic relations order.

The following definitions apply to this section 5.10:

(a)Eligible rollover distribution -- “Eligible rollover distribution” means any distribution of all or any portion of the balance to the credit of the Participant, except an eligible rollover distribution does not include: any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or joint lives (or joint life expectancies) of the Participant and the Participant’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent required under Code §401(a)(9); and the portion of any distribution which is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

(b)Eligible retirement plan -- “Eligible retirement plan” means an individual retirement account described in Code §408(a) (including a Roth IRA described in Code §408A), an individual retirement annuity described in Code §408(b), an annuity plan described in Code §403(a), or a qualified trust described in Code §401(a), which accepts the Participant’s eligible rollover distribution.  An eligible retirement plan shall also mean an annuity contract described in Code §403(b) and an eligible plan under Code §457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.  This definition of eligible retirement plan applies not only in the case of an eligible rollover distribution to the Participant, but also in the case of an eligible rollover distribution to a surviving spouse or to a former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code §414(p).  An “Eligible Retirement Plan” shall also include an otherwise eligible rollover death benefit payment on behalf of a non-spouse beneficiary to a traditional inherited individual retirement account, as defined in Code Section 408(d)(3)(C).

(c)Direct rollover “Direct rollover” means a payment by the Plan to the eligible retirement plan specified by the Participant, or, if applicable, the Participant’s surviving spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code §414(p).

5.11Death Benefits under USERRA-Qualified Active Military Service.  In the event a Participant dies on or after January 1, 2007 while performing "qualified military service" as such term is defined in Code section 414(u), the survivors of the Participant shall be entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) that would be provided under the Plan had the Participant resumed employment with the Employer and then terminated employment on account of death.

5.12One Time Limited Lump Sum or Immediate Annuity for Certain Terminated Vested Participants as of July 21, 2016.  Notwithstanding any other provision of the Plan, including, but not limited to, other provisions of this Article V, this Section 5.12 shall apply to the Plan and to all prior versions of the Plan that remain in effect for the purpose of determining benefits for any former Participant, Eligible Spouse or Alternate Payee meeting the requirements of this Section. Capitalized terms and references to other sections of the Plan used in this Section 5.12 shall be construed to apply to the Plan provisions to the extent necessary to give effect to the provisions of this Section 5.12 for all eligible terminated vested Participants, Eligible Spouses and Alternate Payees.

(a)Establishment of One Time Limited Lump Sum or Immediate Annuity Voluntary Distribution Window.  The Company hereby establishes a voluntary distribution opportunity with respect to certain terminated vested Participants, Eligible Spouses and Alternate Payees for a limited period of time in the 2016 Plan Year (which for purposes of this Section 5.12 shall be referred to as the "2016 Lump Sum Window"). The 2016 Lump Sum Window shall open on or around August 24, 2016, and shall close on or around September 22, 2016. The Company reserves the right to extend the 2016 Lump Sum Window through October 7, 2016. During the 2016 Lump Sum Window, eligible former Participants, Eligible Spouses and Alternate Payees may elect to commence payment of their entire vested Pension, Spouse's death benefit as provided in Section 5.5 ("Spouse's Death Benefit") or Plan benefits to which an Alternate Payee is entitled pursuant to a domestic relations order which was determined by the Retirement Committee to be qualified under Code Section 414(p) as of July 21, 2016 ("Alternate Payee Benefit") in the form of a single lump sum payment or in another form as set forth in this Section 5.12. The starting date for any benefit elected during the 2016 Lump Sum Window is anticipated to be November 1, 2016. After the end of the 2016 Lump Sum Window, the Plan shall cease offering lump sum distributions of benefits or immediate annuities under this Section 5.12 and no attempt to elect a lump sum distribution of benefits or an immediate annuity under this Section 5.12 shall be recognized by the Plan. After the end of the 2016 Lump Sum Window, distributions shall be available only under the provisions of the Plan in effect without regard to this Section 5.12.

(b)Eligibility.  Except as provided in Section 5.12(e), the optional forms of payment described in Section 5.12(c) shall apply to a terminated vested Participant who meets the requirements of Section 5.12(b)(i) and (iii) through (vii) below (a "Lump Sum Window Participant") and to an Eligible Spouse or Alternate Payee who meets the requirements of Section 5.12(b)(ii) through (vii) below (a "Lump Sum Window Spouse" or "Lump Sum Window Alternate Payee" as applicable, collectively such individuals who meet the requirements of this subsection (b) shall be "Lump Sum Window Eligible Individuals"):

(i)Terminated employment entitled to a vested Pension with the Employer (including all employers required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o)) prior to July 21, 2016;

(ii)Is an Eligible Spouse entitled to a Spouse's Death Benefit or an Alternate Payee entitled to an Alternate Payee Benefit;

(iii)Did not otherwise file with the Retirement Committee a complete and valid signed election that remains in effect as of August 24, 2016 (or as of the date to which the Retirement Committee extends the 2016 Lump Sum Window if the Retirement Committee extends the 2016 Lump Sum Window under Section 5.12(a) above) to commence payment of the Participant's entire Pension, the Spouse's Death Benefit in the case of an Eligible Spouse or the Alternate Payee Benefit in the case of an Alternate Payee under the Plan;

(iv)Who is living on November 1, 2016; and

(v)Whose Pension, Spouse's Death Benefit, or Alternate Payee Benefit, as applicable, at November 1, 2016 does not exceed $50,000 when expressed in a lump sum form as determined under Section 5.12(f),

provided that:

(vi)Such Lump Sum Window Eligible Individual makes an affirmative written election (and does not revoke it prior to November 1, 2016) to receive his or her entire vested Plan Pension, Spouse's Death Benefit or Alternate Payee Benefit, as applicable, in one of the optional forms of payment described in Section 5.12(c), as applicable. Such election shall be made and received in accordance with procedures established and communicated by the Retirement Committee or its delegate, which shall include the receipt by the Retirement Committee of a notarized or Plan representative witnessed written consent of the Participant's Spouse (where applicable); and

(vii)Such election is made by the Lump Sum Window Eligible Individual and is received by the Retirement Committee within an election period which commences on or around August 24, 2016, and ends at 5:00 PM CT on September 22, 2016 (or as may be extended by the Retirement Committee to all Lump Sum Window Eligible Individuals on a uniform basis but not beyond October 7, 2016). Any election hereunder shall be postmarked or otherwise evidenced by independent delivery on or before September 22, 2016 (or as may be extended by the Retirement Committee to all Lump Sum Window Eligible Individuals on a uniform basis but not beyond October 7, 2016). To the extent a non-conforming or incomplete election is received within the election period, the Retirement Committee may notify such Lump Sum Window Eligible Individual of the need to correct or complete such election and allow for the correction or completion of the election; provided however that the corrected or completed election must be received by the Retirement Committee on or before October 31, 2016. Non-conforming elections that are not corrected or completed on or before October 31, 2016 shall be deemed to be invalid and shall not be honored without regard to any reason, fault or mistake by any person, entity or instrumentality.

(c)Optional Forms of Payment

(i)For such Lump Sum Window Participants who as of November 1, 2016, if they so elected, would otherwise be eligible to begin payment of an Early or Normal Retirement Pension, the payment options under this Section 5.12 shall be a single lump sum payment or an immediate annuity payable in the form of a single life annuity, or in the form of a 50%, 75% or 100% joint and survivor annuity, or a life annuity with a 10 year term certain guaranteed; provided however that the joint and survivor annuity payment options are available only to married Lump Sum Window Participants; and

(ii)For such Lump Sum Window Participants who as of November 1, 2016, are not otherwise eligible to begin payment of an Early or Normal Retirement Pension, the payment options under this Section 5.12 shall be a single lump sum payment or an immediate annuity payable in the form of a single life annuity or for a married Lump Sum Window Participant only, also in the form of a 50% or 75% joint and survivor annuity with the Spouse as the Designated Beneficiary;

(iii)For a Lump Sum Window Spouse or a Lump Sum Window Alternate Payee, the payment options under this Section 5.12 shall be a single lump sum payment or an immediate annuity payable in the form of a single life annuity; and

(iv)Notwithstanding the foregoing, otherwise available Frozen Accrued Benefits optional forms will be options for payment under this Section 5.12 as required by Code § 411(d)(6).

(d)Clarifying and Other Provisions

With respect to this Section 5.12:

(i)All distributions made under this Section 5.12 shall be calculated as of November 1, 2016, and if elected by the Lump Sum Window Eligible Individual and approved by the Retirement Committee, substantially paid in the month of November 2016, with no interest accruing thereon; provided, however, that if administrative delay causes a distribution to be processed after November 2016, the distribution shall be appropriately adjusted for late commencement;

(ii)Notwithstanding any contrary Plan provision, if a Lump Sum Window Participant is reemployed by the Employer (or by any employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o)) after the Lump Sum Window Participant's Pension has been distributed in an immediate annuity form of payment or a single lump sum payment pursuant to this Section 5.12, such Lump Sum Window Participant's Pension, if any, under the Plan at subsequent reemployment date shall be zero dollars, and upon the Lump Sum Window Participant's subsequent termination of service, his or her Pension shall not include any portion of the Pension distributed under this Section 5.12. In addition, notwithstanding any contrary Plan provision, the Suspension of Benefits rules under Section 4.7 shall not apply to any Lump Sum Window Participant who elects to participate in the 2016 Lump Sum Window should he or she be rehired by the Company (or by any employer required to be aggregated with the Company under Code Sections 414(b), (c), (m) or (o));

(iii)If a Lump Sum Window Eligible Individual makes an affirmative election under this Section 5.12 but either does not survive until November 1, 2016, or in the case of a Lump Sum Window Participant, is rehired by the Company (or by any employer required to be aggregated with the Company under Code Sections 414(b), (c), (m) or (o)) before November 1, 2016, such Lump Sum Window Eligible Individual's affirmative election under this Section 5.12 shall become null and void, and such Participant's Pension, Eligible Spouse's Death Benefit or Alternate Payee's Alternate Payee Benefit shall be paid pursuant to the terms of the Plan without regard to this Section 5.12; and

(iv)The Plan Administrator and its authorized delegates may adopt such reasonable and uniform policies and procedures for administering the provisions of this Section 5.12.

(e)Exceptions.  Notwithstanding any contrary Plan provision, the provisions of this Section 5.12 shall not apply to any:

(i)Participant who is actively employed by (or who is on layoff status with or on an authorized leave of absence from) the Company (or any employer required to be aggregated with the Company under Code Sections 414(b), (c), (m) or (o)) during the period from July 21, 2016 through the closing of the 2016 Lump Sum Window;

(ii)Participant, Eligible Spouse or Alternate Payee who is receiving payment of the Participant's Pension, Eligible Spouse's Death Benefit or Alternate Payee's Alternate Payee Benefit during the period from July 21, 2016 through the closing of the 2016 Lump Sum Window;

(iii)Participant whose Pension should have been or is being distributed under the minimum required distribution rules under Code Section 401(a)(9);

(iv)Participant and any alternate payee for whom the Retirement Committee has a domestic relations order on file for review pending a determination that such order is a qualified domestic relations order under Code Section 414(p) during the period from July 21, 2016 through the closing of the 2016 Lump Sum Window;

(v)Participant and any alternate payee with a domestic relations order on file which the Retirement Committee has determined to be qualified; however the inclusion of such alternate payee in the 2016 Lump Sum Window or the calculation of benefits pursuant to this Section 5.12 would, in the sole discretion of the Retirement Committee, be contrary to the terms of such order;

(vi)Participant, Eligible Spouse or Alternate Payee whose single lump sum payment as of November 1, 2016, as determined by the Retirement Committee, is $5,000 or less in which case the lump sum payment shall be paid pursuant to the terms of the Plan without regard to this Section 5.12;

(vii)Participant, Eligible Spouse or Alternate Payee for whom the Retirement Committee does not have a current address on file on or before July 21, 2016 (or such later date as may be extended by the Retirement Committee on a uniform basis but not beyond October 7, 2016);

(viii)Participant, Eligible Spouse or Alternate Payee for whom the Retirement Committee does not have sufficient data on file in order to calculate the Participant's Pension, Eligible Spouse's Death Benefit or Alternate Payee's Alternate Payee Benefit or whose Pension, Spouse's Death Benefit or Alternate Payee Benefit is the subject of a pending bona fide dispute; or

(ix)Participants identified by the Plan Sponsor as having reemployment rights with respect to the Employer under the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended.

(f)Single Lump Sum Amount.  For purposes of this Section 5.12, benefits payable in the single lump sum form shall be calculated as the Actuarial Equivalent of the Pension at the time of the Normal Retirement Date of the Lump Sum Window Participant or such Participant or former Participant upon which the applicable Spouse's Death Benefit or Alternate Payee Benefit is based, or if later, at November 1, 2016 based on the "applicable mortality table" and "applicable interest rate" where:

(i)The term "applicable mortality table" means the table prescribed by the Commissioner of the Internal Revenue Service under Code § 417(e)(3)(B) for Plan Year 2016; and

(ii) The term "applicable interest rate" means the annual rate of interest published by the Commissioner of the Internal Revenue Service for the adjusted first, second and third segment rates, as defined in Code §§417(e)(3)(C) and (D) in effect for the month of November 2015.

(g)Immediate Life Annuity.  For purposes of this Section 5.12, with respect to a Participant or former Participant who is not eligible for an Early Retirement Pension on November 1, 2016, benefits payable in the immediate life annuity form shall be calculated as the Actuarial Equivalent of the Pension at the time of the Normal Retirement Date of the Lump Sum Window Participant or such Participant or former Participant upon which the applicable Spouse's Death Benefit or Alternate Payee Benefit is based, or if later, at

November 1, 2016. With respect to a Participant or former Participant who is eligible for an Early Retirement Pension on November 1, 2016, benefits payable in the immediate life annuity form shall be calculated in accordance with Section 4.3.

ARTICLE VI.  PLAN FINANCING

6.1Contributions.  No contributions shall be required or permitted under the Plan from any Participant. The Employer shall make contributions in such amounts and at such times as determined by Seaboard Corporation in accordance with a funding method and policy to be established by Seaboard Corporation which will be consistent with Plan objectives and the minimum funding requirements in Code Section 412 and 430. Forfeitures arising under this Plan because of termination of employment before a Participant becomes eligible for a Pension, or for any other reason, shall be applied to reduce the cost of the Plan, not to increase the benefits otherwise payable to Participants.

6.2Payments to Trust.  All contributions made by the Employer under the Plan shall be paid to the Trust.  Except as otherwise provided in section 11.5, all assets of the Trust, including investment income, shall be retained for the exclusive benefit of Participants and their beneficiaries, shall be used to pay benefits to such persons or to pay administrative expenses to the extent not paid by the Employer, and shall not revert to or inure to the benefit of the Employer.

6.3Employer Contributions and Mistake of Fact.  Upon written request of the Employer, the Trustee shall return to the Employer the amount of the Employer’s contribution made by the Employer by mistake of fact; provided, however, the Trustee shall not return any portion of the Employer’s contribution more than one year after the Employer made the contribution by mistake of fact.

The Trustee shall not increase the amount of the Employer contribution returnable under this Article VI for any earnings attributable to the contribution, but the Trustee shall decrease the Employer contribution returnable for any losses attributable to it.  The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm that the amount the Employer has requested be returned is properly returnable under ERISA §403(c)(1).

ARTICLE VII.  ADMINISTRATION

7.1Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration.  The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust. In general the Employer shall have the sole responsibility for making the contributions necessary to provide benefits under the Plan, and Seaboard Corporation shall have the sole authority to select the Trustee, appoint members of the Committee, and amend or terminate, in whole or in part, this Plan or the Trust.  The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described herein.  The Trustee shall have responsibility to administer the Trust except to the extent that an investment manager may be delegated investment duties pursuant to authority granted under the Trust.

Each fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions herein authorizing or providing for such direction, information or action.  Furthermore, each fiduciary may rely upon such direction, information or action of another fiduciary as being proper hereunder, and is not required to inquire into the propriety of any such direction, information or action.  It is intended that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary.

7.2Appointment of Committee.  The Plan shall be administered by a Retirement Committee consisting of one or more persons appointed by and serving at the pleasure of the Board of Directors.  All usual and reasonable expenses of the Committee shall be paid in whole or in part by the Employer.  Any members of the Committee who are Employees shall not receive compensation with respect to their services for the Committee.

7.3Claims Procedure.  The Committee shall make all determinations as to the right of any person to a benefit.  Any denial by the Committee of the claim for benefits under the Plan by a Participant or beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant or beneficiary, and such notice shall set forth the specific reasons for the denial, written to the best of the Committee’s ability in a manner that may be understood without legal or actuarial counsel.  In addition, the Committee shall afford a reasonable opportunity to any Participant or beneficiary whose claim for benefits has been denied for a review of the decision denying the claim.  The Retirement Committee shall establish a separate claims procedure with provisions in accordance with this section 7.3, ERISA Section 503 and the U.S. Department of Labor regulations pursuant to ERISA Section 503.

7.4Records and Reports.  The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participants’ service, Accrued Benefits and the percentage of such benefits which are nonforfeitable under the Plan; notifications to Participants; annual registration with the Internal Revenue Service; annual reports to the U.S. Department of Labor; and reports to the PBGC.

7.5Other Committee Powers and Duties.  The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

(a)full and complete discretionary authority to construe and interpret the Plan, weigh the evidence presented, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

(b)to prescribe procedures to be followed by Participants or beneficiaries filing applications for benefits;

(c)to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

(d)to receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

(e)to furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

(f)to receive and review the periodic valuation of the Plan made by the Actuary;

(g)to receive, review and keep on file (as it deems convenient or proper) financial reports received from the Trustee, and

(h)to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel.

The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a Pension under the Plan.

7.6Rules and Decisions.  The Committee may adopt such rules as it deems necessary, desirable or appropriate.  All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances.  When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or beneficiary, the Employer, the legal counsel of the Employer, or the Actuary.

7.7Committee Procedures.  Action by a majority of the Committee shall be deemed to be action of the Committee.

7.8Authorization of Benefit Payments.  The Committee or an authorized representative of the Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust pursuant to the provisions of the Plan.

7.9Application and Forms for Pension.  The Committee may require a Participant to complete and file with the Committee an application for Pension and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee.  The Committee may rely upon all such information so furnished it, including the Participant’s current mailing address.

7.10Facility of Payment. Whenever, in the Committee’s opinion, a person entitled to receive any payment of a benefit or installment thereof is under a legal Disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable.  Any payment of a benefit or installment thereof in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

7.11Indemnification of the Committee.  The Committee and the individual members thereof shall be indemnified by the Employer and Seaboard Corporation (and not from the Trust) against any and all Liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

7.12Resignation and Removal.  A member of the Committee may resign at any time upon giving written notice to the Employer.  The Board of Directors may at any time remove a member of the Committee by written notice to such member.

7.13Vacancies. Upon the death, resignation, disqualification, or removal of any member of the Committee, the Board of Directors shall fill the vacancy.  Should the Board of Directors fail to do so for a period of 60 days, the remaining members of the Committee shall fill the vacancy.

ARTICLE VIII.  MISCELLANEOUS

8.1Nonguarantee of Employment.  Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

8.2Rights to Trust Fund Assets.  No Employee shall have any right to, or interest in, any assets of the Trust upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable to such Employee under the Plan.  Except as otherwise may be provided under Title IV of ERISA, all payments of benefits as provided for in this Plan shall be payable solely out of the assets of the Trust and none of the Fiduciaries shall be liable therefor in any manner.

8.3Spendthrift.  The interest in this Plan, or any benefits provided hereunder, of or to any Participant or his beneficiary shall in no event be subject to sale, assignment, hypothecation, or transfer by such Participant or his beneficiary, and each Participant or his beneficiary is hereby prohibited from anticipating, pledging, assigning or alienating his interest in this Plan or in any account or benefit hereunder.  The interest of any Participant or of his beneficiary shall not be liable or subject to the debts, liabilities, or obligations of the Participant or the beneficiary, nor shall the same or any part thereof be subject to any judgment rendered nor to any levy, execution, attachment, garnishment, or other legal process.  This provision shall not apply to qualified domestic relations orders under Code § 414(p) or applicable income tax withholding.

8.4Qualified Domestic Relations Orders. Nothing, contained in this Plan shall prevent the Trustee, in accordance with the direction of the Retirement Committee, from complying with the provisions of a qualified domestic relations order.

The Retirement Committee shall establish reasonable procedures to determine the qualified status of a domestic relations order.  Upon receiving a domestic relations order, the Retirement Committee promptly shall notify the Participant and each alternate payee named in the order, in writing, of the receipt of the order and Plan’s procedures for determining the qualified status of the order.  Within a reasonable period of time after receiving the domestic relations order, the Retirement Committee shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination.  The Retirement Committee shall provide notice under this paragraph by mailing to the individual’s address specified in the domestic relations order, or in a manner consistent with U.S. Department of Labor regulations.

In the case of any payment before a Participant has separated from service, the  payment may be made to an alternate payee on or after the date the Participant attains his earliest retirement age.  Earliest retirement age for this purpose means the earlier of (i) the date on which the Participant is entitled to a distribution under the Plan, or (ii) on the later of age 50, or the earliest date on which the Participant could begin receiving, benefits under the Plan if he terminated his employment.

For purposes of Article V the Retirement Committee will treat a former spouse as the Participant’s spouse or surviving spouse to the extent provided under a qualified domestic relations order.  The joint and survivor annuity requirements of Article V apply separately to the portion of the Participant’s vested Accrued Benefit subject to the qualified domestic relations order and to the portion of the Participant’s vested Accrued Benefit not subject to the order.

The Trustee shall make any payments or distributions required under this section 8.4 by separate benefit checks or other separate distribution to the alternate payee.

8.5Exclusions and Separability.  Each provision hereof shall be independent of each other provision hereof and if any provision of this Plan proves to be, or is held by any court, tribunal, board or authority of competent jurisdiction to be void or invalid as to any Participant or group of Participants, such provisions shall be disregarded and shall be deemed to be null and void and no part of this Plan; but such invalidation of any such provision shall not otherwise impair or affect this Plan or any of the other provisions or terms hereof.

8.6Restrictions of Benefits Payable to Highly Compensated Participants.  This section sets forth limitations required by the Internal Revenue Service on the Pension benefits payable to certain Participants effective for Plan Years commencing on or after January 1, 1994.  The Plan limits the benefit payable to any Highly Compensated Employee and any Highly Compensated former Employee upon Plan termination to a benefit that is nondiscriminatory under Code §401(a)(4).  Prior to Plan termination the annual Pension payable to or on behalf of a Participant who is among the twenty-five (25) highest paid Highly Compensated Employees or Highly Compensated former Employees shall be limited to an amount equal to:  (a) the annual Pension that would have been payable to the Participant in the form of a single life annuity; and (b) the amount of the payment the Participant would receive under a social security supplement.  This limitation shall not apply in the event that (i) the value of Plan assets is at least equal to 110% of the value of current liabilities (as defined in Code §412(l)(7)) or (ii) the value of benefits (including death benefits payable  on behalf of such Participant is less than 1% of the value of current liabilities (as defined in Code §412(l)(7)).

The limitations in this section 8.6 shall automatically become inoperative and of no effect upon a ruling by the Internal Revenue Service that they are not required.

For purposes of this section 8.6, a Highly Compensated Employee shall mean a highly compensated employee under Code §414(q).

8.7Laws Governing.  Except to the extent preempted by Title I of ERISA, as from time to time amended. the laws of the State of Kansas shall govern, control and determine all questions arising with respect to this Plan and the interpretation and validity of its provisions.

8.8Construction.  Wherever appropriate, words used in the singular shall include the plural, the plural shall include the singular, and the masculine shall include the feminine.

8.9Plan in Effect at Termination of Employment Controls. Unless expressly indicated otherwise, any amendment to this Plan shall not apply to any Participant who has terminated employment prior to the effective date of such amendment.

8.10Benefit Restrictions Under Code Section 436.  Notwithstanding any provision of this Plan to the contrary, the following benefit restrictions shall apply if the Plan’s “Adjusted Funded Target Attainment Percentage”, as defined in Code Section 436(j) and herein referred to as the Plan’s “AFTAP”, is certified by the Plan’s Actuary or is presumed under section 8.10(d) hereof to either (i) be less than eighty percent (80%), but not less than sixty percent (60%), or (ii) be less than sixty percent (60%):

(a)If the Plan’s actual or presumed AFTAP is either (i) less than eighty percent (80%), but not less than sixty percent (60%), or (ii) would be less than eighty percent (80%), but not less than sixty percent (60%) taking a Plan amendment increasing benefits into consideration, the following benefit restrictions shall apply:

(i)No Plan amendment which increases Plan benefits, establishes new benefits, changes the rate of benefit accruals or the rate at which benefits become nonforfeitable shall take effect; and

(ii)Except for the lump sum payment of a Participant’s entire benefit which is not more than five thousand dollars ($5,000) under this Plan, no lump sum benefit payment shall be made in excess of an amount equal to the lesser of:

(A)Fifty percent (50%) of the lump sum payment that would otherwise be made without regard to this benefit restriction; or

(B)The present value (determined under guidance prescribed by the Pension Benefit Guaranty Corporation, using the interest and mortality assumptions in Code Section 417(e)) of the maximum guarantee with respect to the Participant under Section 4022 of ERISA; and

(C)Provided further that:

(1)a restricted Participant’s remaining unrestricted benefit may be paid in the form of a single life annuity or any Actuarial Equivalent, as defined in Article I hereof, optional form of payment;

(2)only one partial lump sum payment, as described in this section 8.10(a)(ii) may be made during any period when the benefit restrictions of this section 8.10(a) applies; and

(3)if benefit payments are made to a Participant, the Participant’s Spouse and/or other Beneficiary and/or an Alternate Payee with respect to the Participant, all such persons shall be treated as one Participant for the purpose of the one partial lump sum payment rule described in section 8.10(a)(ii)(C)(2) hereof.

(iii)The benefit restrictions set forth in this section 8.10(a) shall apply during the period described in section 8.10(f) hereof.

(b)If the Plan’s actual or presumed AFTAP is less than sixty percent (60%) the following benefit restrictions shall apply:

(i)The benefit restriction described in Section 8.10(a)(i) hereof;

(ii)Except for the lump sum payment of a Participant’s entire benefit which is not more than five thousand dollars ($5,000) under this Plan, no lump sum benefit shall be paid;

(iii)No “unpredictable contingent event benefit”, as defined in Code Section 436(b)(3) shall be paid; and

(iv)Benefit accruals under this Plan shall cease.

(c)The Actuary’s actual AFTAP certification for each Plan Year, beginning January 1, 2010, shall be as of each January 1.  The Actuary may also provide one of the following “range AFTAP certifications”, which shall have the same effect as an actual AFTAP certification:

(i)an AFTAP of at least 100% (taking into account the Code Section 436(j)(3)(B) transition rule);

(ii)an AFTAP of at least 80%; or

(iii)an AFTAP of at least 60%.

If the Actuary provides a “range AFTAP certification”, then as soon as reasonably practicable thereafter the Actuary shall provide the Administrator with an actual AFTAP certification as of the applicable January 1.  An actual AFTAP certification or an AFTAP range certification by the Actuary shall be calculated in accordance with Code Sections 430 and 436 and the Treasury Regulations and other guidance thereunder.

(d)If no actual or range AFTAP certification has been provided by the Actuary for a Plan Year, the Plan’s presumed AFTAP under Code Section 436(h) shall be as follows:

Dates	Presumed AFTAP Percentage
January 1 to March 31	The Plan’s AFTAP for the immediately preceding Plan Year shall be presumed to be the Plan’s AFTAP
April 1, to September 30	The Plan’s AFTAP for the immediately preceding Plan Year, reduced by ten percent (10%)
October 1 to December 31	The Plan’s AFTAP shall be presumed to be less than sixty percent (60%)

Notwithstanding the foregoing, if the Actuary’s actual AFTAP certification for the Plan Year beginning January 1, 2009 only would be less than sixty percent (60%), the Plan’s AFTAP for such date shall be deemed to be the same as the Actuary’s actual AFTAP certification for the Plan as of January 1, 2008, provided the Actuary’s January 1, 2008 AFTAP certification for the Plan is greater than the Plan’s actual January 1, 2009 AFTAP.  This “deemed January 1, 2008 AFTAP” provision shall not apply to a determination of whether the Plan’s January 1, 2009 AFTAP is eighty percent (80%) or more.

(e)No lump sum payment shall be made by this Plan during any period in which the Employer is a debtor in a case under Title 11, United States Code, or a similar federal or state law, unless the Actuary for the Plan certifies that the Plan’s AFTAP is not less than one hundred percent (100%) (taking into account the transition rule in Code Section 436(j)(3)(B)).

(f)The beginning date for a period of benefit restrictions under this section 8.10, except for the benefit restriction described in section 8.10(a)(ii), Section 8.10(b)(ii) or section 8.10(e), shall be the earlier of:

•the date the Actuary provides the Administrator with the Plan’s AFTAP certification for the applicable Plan Year which is either less than eighty percent (80%), but not less than sixty percent (60%), or less than sixty percent (60%); or

•the date the Plan’s AFTAP is presumed under section 8.10(d) to be either less than eighty percent (80%), but not less than sixty percent (60%) or less than sixty percent (60%).

The beginning date for the benefit restrictions described in section 8.10(a)(ii), section 8.10(b)(ii) or section 8.10(e), i.e., a partial or complete restriction or the payment of lump sum benefit payments, shall be the earliest of:

•the date the Actuary provides the Administrator with the Plan’s AFTAP certification for the applicable Plan Year which is either less than eighty percent (80%), but not less than sixty percent (60%), or less than sixty percent (60%);

•the date the Plan is presumed under section 8.10(d) to be less than either eighty percent (80%), but not less than sixty percent (60%) or less than sixty percent (60%); or

•in the case the Employer is in bankruptcy, as described in section 8.10(e), the date of the bankruptcy filing.

The end of a period of benefit restrictions shall be the date the Plan’s Actuary provides the Administrator with a certification of the Plan’s AFTAP, as a result of which the Code Section 436 benefit restrictions described in this section 8.10 no longer apply due to one or more of the following:

•A deemed or elected reduction of any available Code Section 430(f)(6) prefunding Plan credit balance and/or a Code Section 436(f)(7) funding standard carryover credit balance;

•Employer contributions, including for the cost of unpredictable contingent event benefits or an increase in Plan liabilities due to a Plan amendment increasing Plan benefits; or

•Security provided by the Employer pursuant to Code Section 436(f) and the Treasury Department regulations thereunder, i.e., either a surety bond in an appropriate amount or an escrow of cash or United States Treasury obligations which mature in three (3) years or less with a bank or similar institution.

(g)The Administrator shall provide written or electronic notice to Plan Participants and beneficiaries, pursuant to U.S. Department of Treasury regulations within 30 days after:

(i)the date the Plan’s AFTAP is either certified by the Actuary or presumed (as described in section 8.10(d)) to be less than eighty percent (80%), but not less than sixty percent (60%); or

(ii)the date the Plan is certified by Actuary or is presumed (as described in section 8.10(d)) to be less than sixty percent (60%).

This notice shall address the following benefit restrictions, if applicable:  unpredictable contingent event benefits, limitations on lump sum payments and limitations on benefit accruals (but is not required to provide a notice with respect to a restriction on Plan amendments increasing benefits).

(h)The following benefit payment provisions shall apply if the restrictions described in section 8.10(a)(ii), section 8.10(b)(ii) or section 8.10(e), which restrict lump sum benefit payments, apply:

(i)A Participant’s Spouse, other Beneficiary or alternate payee entitled to a benefit payment with an Annuity Starting Date during the period of the benefit restriction shall be afforded the opportunity to elect one of the following benefit payment alternatives:

(A)A partial lump sum payment pursuant to section 8.10(a)(ii) and the annuity form of payment described in section 8.10(a)(ii)(C)(1); or

(B)A life annuity or other Actuarial Equivalent, as defined in Article I, optional annuity form of payment provided by this Plan; or

(C)A partial lump sum payment pursuant to section 8.10(a)(ii) and a deferral of the remaining benefit until after the period of benefit restrictions under this section 8.10 cease; or

(D)Deferral of any payment or commencement of benefits until after the period of benefit restrictions under this section 8.10 cease.

(ii)After the period of benefit restrictions cease, the Participant, Spouse, other Beneficiary or alternate payee shall be afforded the opportunity to elect to resume the payment of benefits in a newly elected form of payment beginning on a new Annuity Starting Date elected by the Participant, Spouse, other Beneficiary or alternate payee, which shall not be earlier than ninety (90) days after the Actuary provides the Plan Administrator with a certification that the period of benefit restrictions has ceased because of the Actuary’s certification of the Plan’s then AFTAP.  The benefits which may be resumed after the period of benefit restrictions cease, shall automatically include any benefit accruals which ceased during the period of a benefit restriction under this section 8.10.

8.11Expenses.  The Company may determine whether a particular Plan expense is a settlor expense which the Employer must pay, or is a non-settlor expense which may be paid by the Plan.  The reasonable non-settlor expenses incident to the operation and administration of the Plan may be paid out of the Trust.  These expenses may include, but are not limited to, the compensation of personnel and advisors and the cost of compliance with the bonding requirements specified in ERISA.  The Company shall determine whether the Employer will pay any or all non-settlor reasonable Plan expenses or whether the Plan must bear the expense.  The Company, at its discretion, may elect at any time, to pay part or all thereof directly, and any such election shall not bind the Company as to its right to elect with respect to the same or other expenses at any time to have such compensation paid from the Trust.

ARTICLE IX.  AMENDMENTS

Seaboard Corporation reserves the right to make from time to time any amendment or amendments to this Plan which, subject to section 11.5, do not cause any part of the fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their beneficiaries; provided, however, that Seaboard Corporation may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with ERISA.  Any such amendment shall be by instrument executed by an appropriate officer or agent of Seaboard Corporation and authorized by the Board of Directors of Seaboard Corporation.

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant’s Accrued Benefit.  Notwithstanding the preceding sentence, a Participant’s Accrued Benefit may be reduced to the extent permitted under Code §412(c)(8). No amendment to the Plan may reduce or eliminate benefits protected under Code §411(d)(6) determined immediately prior to the adoption date (or, if later, the effective date) of the amendment.  An amendment reduces or eliminates Code §411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) except as provided by Treasury regulations, eliminating, any optional form of benefit.  In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfied (either before or after the amendment) the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified Disability benefit, a medical benefit, a social security supplement, death benefit (including fife insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant’s vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.  The Committee shall disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph.

ARTICLE X.  SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS

10.1Successor Employer.  In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan.  The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

10.2Plan Assets.  In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust to another Trust held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the Plan shall be so merged or consolidated, or the assets of the Trust applicable to such Participants shall be so transferred, only if:

(a)each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

(b)resolutions of the Board of Directors and of any new or successor Employer of the affected Participants authorize such transfer of assets; and, in the case of the new or successor Employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants’ inclusion in the new plan; and

(c)such other plan and trust are qualified under Code § §401(a) and 501(a).

ARTICLE XI.  TERMINATION OF PLAN

11.1Right To Terminate.  In accordance with the procedures set forth in this Article XI, Seaboard Corporation may terminate the Plan at any time.  Further, any Employer can cease participation in the Plan at any time in accordance with the provisions of Article XIV.  Subject to applicable requirements, if any, of ERISA governing termination of “employee pension benefit plans, “ Seaboard Corporation shall direct and require the Trustee to liquidate the Trust, or the applicable portion thereof, in accordance with the provisions of this Article XI.

11.2Partial Termination.  Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the proportionate interest of the Participants affected by such partial termination shall be determined.  The determination of such proportionate interest shall be done in accordance with ERISA §4044 and shall be done in an equitable manner, considering the remaining Participants as well as the Participants affected by the termination, and on the basis of the contributions made by the Employer, the provisions of this Article XI, and other appropriate considerations.  In no event shall the Participants affected by such partial termination have any interest in or otherwise be entitled to any residual amounts described in section 11.5.  After such proportionate interest has been determined, the assets of the Trust shall be allocated and segregated according to such proportionate interest.

The assets of the Trust so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of Participants in accordance with section 11.3.

11.3Liquidation of Trust Fund.  Upon termination of the Plan or upon termination of employment of a group of Participants which constitutes a partial termination of the Plan, each such Participant’s Accrued Benefit, based on his service prior to the date of termination, shall become fully vested and nonforfeitable to the extent funded.  The assets of the Trust shall be liquidated (after provision is made for the expenses of liquidation) by the payment or provision for the payment of benefits in the following order of preference:

(a)Certain Benefits Payable Three Years Prior to Termination:  The available assets of the Trust shall first be allocated to provide Pensions that become payable three or more years before the effective date of Plan termination, or that could have become payable at the beginning of such three-year period had the Participant not deferred the commencement of his Pension by failing to elect earlier commencement, or that could have become payable had a Participant’s retirement occurred immediately prior to the beginning of such three-year period, provided that,

(i)the portion of the Pension payable to a Participant or the beneficiary of a Participant (or that could have been payable) shall be based on the provisions of the Plan in effect five years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted if later, shall constitute the first year an amendment was in effect; and further provided that,

(ii)if the Pension payable under the Plan has been reduced, either by amendment or due to the form in which the Pension is being paid, during the three-year period ending, on the effective date of Plan termination, then the lowest benefit in pay status during such three-year period shall be considered the benefit in pay status for purposes of this category (a).

(b)Other Benefits Eligible For Termination Insurance:  To the extent that the amount of a Pension has not been provided in the foregoing category (a), the remaining assets shall be allocated to provide any Pension provided under the Plan for a Participant whose employment terminated prior to the effective date of Plan termination, or any immediate or deferred Pension that would have been payable to or on behalf of a Participant had his employment terminated for a reason other than death on the effective date of Plan termination, provided that the amount of a Pension to be provided under this category (b) shall be determined as follows:

(i)the portion of the Pension payable to a Participant or the beneficiary of a Participant (or that could have been payable) based on the provisions of the Plan in effect five years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted if later, shall constitute the first year an amendment was in effect; plus

(ii)the portion of the Pension payable to a Participant or the beneficiary of a Participant which would have been included in (i) above had the Plan or a Plan amendment been in effect five years prior to the effective date of Plan termination, determined as follows: 20% for each Plan Year (less than five) that the Plan or an amendment thereto was in effect, multiplied by the amount that would have been included under subparagraph (i) for such Participant or beneficiary had the Plan or the amendment been in effect for five Plan Years as of the effective date of Plan termination; provided that,

(iii)no benefit payable under this category (b) to a Participant or beneficiary shall exceed an amount with an Actuarial Value of a monthly benefit in the form of a life-only annuity commencing at age 65 equal to $750 multiplied by a fraction, the numerator of which is the contribution and benefit base determined under section 230 of the Social Security Act in effect at the effective date of Plan termination and the denominator of which is such contribution and benefit base in effect in calendar year 1974, which is $4,500, as of January 1, 2009.  Such benefit base shall be adjusted each calendar year thereafter pursuant to ERISA Section 4022(b)(3)(B).

(c)Other Vested Benefits:  To the extent the amount of a Pension has not been provided in the foregoing categories (a) and (b), the remaining assets shall be allocated to provide the benefit payable under the Plan to or on behalf of a Participant whose employment terminated prior to the effective date of Plan termination, or that would have been payable to or on behalf of a Participant had his employment terminated for a reason other than death on the effective date of Plan termination, in the following order of preference:

(i)to any Participant who had retired prior to the effective date of Plan termination, or who was eligible to retire on the effective date of Plan termination under said section;

(ii)to any Participant whose employment had terminated prior to the effective date of Plan termination with entitlement to a Deferred Vested Pension or who would have been eligible for a Deferred Vested Pension had his employment terminated on the effective date of Plan termination.

(d)Other Benefits:  To the extent that the amount of a Pension has not been provided in the foregoing categories (a), (b) and (c), the remaining assets shall be allocated to provide the benefit accrued under the Plan, without regard to the satisfaction of the vesting requirements of this Plan, with respect to each Participant whose employment had not terminated as of the effective date of Plan termination, according to the respective Actuarial Value of each such Participant’s Accrued Benefit.

If the assets of the Trust applicable to any of the above categories are insufficient to provide full benefits for all persons in such group, the benefits otherwise payable to such persons shall be reduced proportionately.  The Actuary shall calculate the allocation of the assets of the Trust in accordance with the above priority categories, and certify his calculations to the Fiduciaries.  The provisions of this section 11.3 are intended to comply with the provisions of ERISA (and any regulations issued thereunder).  If there is any discrepancy between the provisions of this section 11.3 and the provisions of ERISA, such discrepancy shall be resolved in such a way as to comply with ERISA.  No liquidation of assets and payment of benefits (or provision therefor) shall actually be made by the Trustee until after it is advised by the Employer in writing that applicable requirements, if any, of ERISA governing termination of employee pension benefit plans have been, or are being complied with or that appropriate authorizations, waivers, exemptions or variances have been, or are being, obtained.

11.4Manner of Distribution.  Subject to the foregoing provisions of this Article XI, any distribution after termination of the Plan may be made, in whole or in part, to the extent that nondiscrimination in value results, in cash, in securities or other assets in kind (based on their fair market value as of the date of distribution), or in nontransferable annuity contracts providing for Pensions commencing at Normal Retirement Date, as the Committee in its discretion shall determine.  Any such distribution shall be made in accordance with the applicable provisions of the Code and the regulations thereunder.

11.5Residual Amounts.  The Employer shall not receive any amounts from the trust fund upon termination of the Plan except that, and notwithstanding any other provision of the Plan, (i) the Employer shall receive such amounts, if any, as may remain after the satisfaction of all liabilities of the Plan and arising out of any variations between actual requirements and expected actuarial requirements, and (ii) the Employer may receive the amount of any contribution made under mistake of fact or disallowed as a deduction as provided in section 6.3.

ARTICLE XII.  TOP-HEAVY RULES

12.1Minimum Benefit.  If this Plan is top-heavy in any Plan Year, the Plan guarantees a minimum Normal Retirement Pension for each Non-Key Employee who is a Participant in the Plan.  The minimum Normal Retirement Pension is equal to the applicable percentage of the Non-Key Employee’s average annual Compensation (excluding Compensation for Plan Years during which the Plan is not top heavy).  The applicable percentage is two percent (2%) multiplied by the number of Years of Service (not to exceed 10) earned as a Non-Key Employee Participant in top-heavy Plan Years.  The Plan satisfies the minimum benefit for a Non-Key Employee if the Non-Key Employee’s Accrued Benefit at the end of the top-heavy Plan Year is at least equal to the minimum Normal Retirement Pension.  For purposes of this paragraph, a Non-Key Employee Participant includes any Employee otherwise eligible to Participate in the Plan but who is not a Participant because his Compensation does not exceed a specified level.  A Non-Key Employee for purposes of this paragraph shall also include any Participant who completed at least 1,000 Hours of Service during the Plan Year even though such Participant may not be an Employee on the last day of the Plan Year.  For purposes of applying this Article XII, the Committee shall express the Participant’s Accrued Benefit and minimum Normal Retirement Pension as a single life annuity at Normal Retirement Age.

12.2Minimum Vesting.  If a Participant’s employment is terminated while the Plan is top-heavy, the following vesting schedule shall be applied with respect to such Participant notwithstanding any provision in this Plan to the contrary:

Credited Service at Termination Date	Percent of Accrued Benefit Vested
Less than 2 years	0%
2 years	20%
3 years	40%
4 years	60%
5 years or more	100%

For purposes of satisfying the minimum benefit requirements of Code §416(c)(1) and the Plan, in determining years of Credited Service with the Employer, any years of Credited Service with the Employer shall be disregarded to the extent that such Credited Service occurs during a Plan Year when the Plan benefits (within the meaning of Code §410(b)) no Key Employee or former Key Employee.

The vesting schedule described above shall not apply to any Participant unless the Participant has accumulated at least one Hour of Service after the Plan becomes top-heavy.  If the Plan becomes a top-heavy Plan and subsequently ceases to be such, the vesting schedule described above shall continue to apply in determining the deferred vested benefit of any Participant who has at least three Years of Service on the last day of the last top-heavy Plan Year. Notwithstanding the foregoing, no change in the vesting schedule shall reduce the then vested percentage of any Participant.

12.3Additional Accruals.  If, at the end of any top-heavy Plan Year, a Non-Key Employee Participant’s Accrued Benefit is not at least equal to his minimum Normal Retirement Pension, the Non-Key Employee Participant shall earn the additional accrual necessary to increase his Accrued Benefit to the minimum Normal Retirement Pension.  The Non-Key Employee Participant’s Accrued Benefit shall never be less than his minimum Normal Retirement Pension, regardless of the Plan’s top-heavy status in Plan Years subsequent to a Plan Year in which he earned an additional accrual under this Article XII.

12.4Compensation Limitations.  For purposes of determining the minimum Normal Retirement Pension under section 12.1, the Committee shall calculate a Participant’s average annual Compensation by disregarding Plan Years in which the Participant did not earn a Year of Service, and by taking the highest average over five (5) consecutive Plan Years (or, if the Participant did not receive Compensation during five (5) consecutive years, the average of annual Compensation for such lesser period of consecutive years during which the Participant received Compensation).

12.5Determination of Top-Heavy Status.    If this Plan is the only qualified plan maintained by the Employer, the Plan is top-heavy for a Plan Year if the top-heavy ratio as of the determination date exceeds 60%.  The top-heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the determination date, determined as if the Participant terminated service as of such determination date, and distributions made within the 1-year period ending on the determination date, and the denominator of which is a similar sum determined for all Employees.  The Committee shall calculate the top-heavy ratio by disregarding (i) the Accrued Benefit of any Non-Key Employee who was formerly a Key Employee, (ii) the Accrued Benefit attributable to deductible voluntary employee contributions, (iii) the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received any Compensation from the Employer or performed any services for the Employer during the 1-year period ending on the determination date, and (iv) proportional subsidies (but non-proportional subsidies shall not be disregarded).  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code §416(g)(2)(A)(i).  In the case of a distribution made for a reason other than severance of employment, death, or Disability, this provision shall be applied by substituting “5-year period” for “1-year period.”  The Accrued Benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.  The Committee shall calculate the top-heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code §416 and the regulations thereunder.  The Committee shall determine present value of Employer-derived Accrued Benefits as of the most recent valuation date for computing minimum funding costs falling within the twelve-month period ending on the determination date, whether or not the Actuary performs a valuation that year, except as Code §416 and the regulations thereunder require for the first and second Plan Year of this Plan.

If the Employer maintains other qualified plans (including a simplified employee pension plan), this Plan is top-heavy only if it is part of the required aggregation group, and the top-heavy ratio for both the required aggregation group and the permissive aggregation group exceeds 60%.  The Committee will calculate the top-heavy ratio in the same manner as required by the first paragraph of this section, taking into account all Plans within the aggregation group. To the extent the Committee must take into account distributions to a Participant, the Committee shall include distributions from a terminated plan which would have been part of the required aggregation group if it were in existence on the determination date.  The Committee shall calculate the present value of Accrued Benefits and the other amounts the Committee must take into account, under defined contribution plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code §416 and the regulations thereunder.  The Committee shall value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the determination date, except as Code §416 and the regulations thereunder require for the first and second plan year of a defined benefit plan.  The Committee shall calculate the top-heavy ratio with reference to the determination dates that fall within the same calendar year.  To determine present value under this section, the Committee shall use the interest and mortality assumptions stated in the definition of Actuarial Value in Article I hereof.  For purposes of this section 12.5, a Participant’s Accrued Benefit in a defined benefit plan will be determined under a uniform accrual method which applies in all defined benefit plans maintained by the Employer or, where there is no such method, as if such benefit accrued not more rapidly than the slowest rate of accrual permitted under the fractional rule of Code §411(b)(1)(C).

12.6Definitions.  For purposes of applying the provisions of this Article:

(a)“Key Employee” means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Code §416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000.  For this purpose, annual compensation means compensation within the meaning of Code §415(c)(3).  The determination of who is a Key Employee will be made in accordance with Code §416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

(b)“Non-Key Employee” is an Employee who does not meet the definition of Key Employee.

(c)“Determination Date” for any Plan Year is the last day of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the last day of that Plan Year.

(d)“Required Aggregation Group” means:

(i)Each qualified Plan of the Employer in which at least one Key Employee participates; and

(ii)Any other qualified Plan of the Employer which enables a plan described in (i) to meet the requirements of Code §401(a)(4) or Code §410.

(e)“Permissive Aggregation Group” is the required aggregation group plus any other qualified plan maintained by the Employer, but only if such group would satisfy in the aggregate, the requirements of Code §401(a)(4) and Code §410.  The Committee shall determine which Plan to take into account in determining the Permissive Aggregation Group.

(f)“Employer” shall mean all the members of a controlled group of corporations (as defined in Code §414(b), of a commonly controlled group of trades or businesses (whether or not incorporated) (as defined in Code §414(c)), or of an affiliated service group (as defined in Code §414(m)), of which the Employer is a part.  However, the Committee shall not aggregate ownership interests in more than one member of a related group to determine whether an individual is a Key Employee because of his ownership interest in the Employer.

(g)“Year of Service” - A Plan Year during which an Employee completes at least one thousand (1,000) Hours of Service.

(h)“Accrued Benefit” - Solely for purposes of applying section 12.5, the Committee shall take into account, as part of a Participant’s Accrued Benefit, any benefit derived from Participant contributions, except as provided in section 12.5.

(i)“Valuation Date” - The last day of the Plan Year.

ARTICLE XIII.  BENEFIT LIMITATIONS

13.1Limitation on Annual Benefit.  Except as otherwise provided below, the provisions of this section 13.1 shall apply to limitation years beginning on or after January 1, 2008.

(a)Notwithstanding any provision of the Plan to the contrary, for any Plan Year, the “annual benefit” otherwise payable to a Participant under this Plan, and under any other defined benefit plan which is subject to Section 415 of the Code and maintained by the Company or any other member of its controlled group of corporations or trades and businesses with the meaning of Code Sections 414(b) and (c), as modified by Code Section 415(h), (referred to in this section 13.1 as the “Company”) cannot exceed the lesser of:

(i)$210,000 (for 2016) (as adjusted, effective January 1 of each year, under Code Section 415(d) in such manner as the Secretary shall prescribe), or

(ii)100 percent of the Participant’s average annual compensation for the Participant’s three highest paid consecutive Plan Years; provided, however, benefits of up to $10,000 a Plan Year can be paid without regard to this 100 percent limitation if the total retirement benefits payable to an Employee under all defined benefit plans (as defined in Code Section 414(j)) maintained by the Company for the present and any prior Plan Years do not exceed $10,000 and the Company has not at any time maintained a defined contribution plan (as defined in Code section 414(i)) in which the Employee was a Participant.

(b)Notwithstanding the preceding, the limitations set forth above shall be adjusted as follows:

(i)If the Participant has fewer than 10 Years of Service as a Participant, the applicable dollar limitation in paragraph (a)(i) of this section shall be reduced by multiplying such limitation by a fraction, the numerator of which shall be the number of years, or part thereof, of participation in this Plan and the denominator of which shall be 10 years.

(ii)If the Participant has fewer than 10 Years of Service with the Employer, the Compensation limitations in paragraph (a)(ii) of this section shall be reduced by multiplying such limitations by a fraction, the numerator of which shall be the number of years, or part thereof, of service with the Employer, and the denominator of which shall be 10 years.

(iii)Pre-Age 62 benefit adjustment for Limitations Years beginning before July 1, 2007.  If the benefit of a Participant begins prior to age 62, the defined benefit dollar limitation set forth in paragraph (a)(i) above applicable to the Participant at such earlier age is an annual benefit payable in the form of a single life annuity beginning at the earlier age that is the actuarial equivalent of the defined benefit dollar limitation applicable to the Participant at age 62 (as adjusted above, if required).  The defined benefit dollar limitation applicable at any age prior to age 62 is determined as the lesser of (A) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in the Plan' definition of Actuarial Value, and

(B) the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using a 5% interest rate and the applicable mortality table as defined in the Plan's definition Actuarial Value.  Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant.  If any benefits are forfeited upon death, the full mortality decrement is taken into account.

(iv)Pre-Age 62 benefit adjustment for Limitation Years beginning on or after July 1, 2007.

(A)Plan does not have immediately commencing single life annuity payable at both age 62 and the age of benefit commencement.  If the Annuity Starting Date for the Participant’s benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the plan does not have an immediately commencing single life annuity payable at both age 62 and the age of benefit commencement, the defined benefit dollar limitation for the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a single life annuity commencing at the Participant’s Annuity Starting Date that is the Actuarial Equivalent of the defined benefit dollar limitation (adjusted under subsection (b)(i) of this section 13.1 for Years of Service less than 10, if required) with Actuarial Equivalence computed using a 5% interest rate assumption and the applicable mortality table for the Annuity Starting Date as defined in the Plan's definition Actuarial Value (and expressing the Participant’s age based on completed calendar months as of the Annuity Starting Date).

(B)Plan has immediately commencing single life annuity payable at both age 62 and the age of benefit commencement.  If the Annuity Starting Date for the Participant’s benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has immediately commencing single life annuity payable at both age 62 and the age of benefit commencement, the defined benefit dollar limitation for the Participant’s Annuity Starting Date is the lesser of the limitation determined under subsection (iv)(A) above and the defined benefit dollar limitation (adjusted under subsection (b)(i) of this section 13.1 for Years of Service less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing single Life Annuity under the Plan at the Participant’s Annuity Starting Date to the annual amount of the immediately commencing single Life Annuity under the Plan at age 62, both determined without applying the limitations of this article.

(v)Post-Age 65 benefit adjustment for Limitation Years beginning before July 1, 2007.  If the benefit of a Participant begins after the Participant attains age 65, the defined benefit dollar limitation set forth in paragraph (a)(i) applicable to the Participant at the later age is the annual benefit payable in the form of a single life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the Participant at age 65 (as adjusted above, if required).  The actuarial equivalent of the defined benefit dollar limitation applicable at any age after age 65 is determined as (A) the lesser of the actuarial equivalent (at such age) of the defined benefit dollar limitation computed using the interest rate and mortality table (or other tabular factor) specified in section 1.3 of the Plan, and (B) the actuarially equivalent (at such age) of the defined benefit dollar limitation computed using a 5% interest rate assumption and the applicable mortality table as defined in section 1.3 of the Plan.  For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

(vi)Post-Age 65 benefit adjustment for Limitation Years beginning on or after July 1, 2007.

(A)Plan does not have immediately commencing Single Life Annuity payable at both age 65 and the age of benefit commencement.  If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the defined benefit dollar limitation at the Participant’s Annuity Starting Date is the annual amount of a benefit payable in the form of a single life annuity commencing at the Participant’s Annuity Starting Date that is the Actuarial Equivalent of the defined benefit dollar limitation (adjusted under subsection (b)(i) of this section 13.1 for Years of Service less than 10, if required), with Actuarial Equivalence computed using a 5% interest rate assumption and the applicable mortality table for that Annuity Starting Date as defined in section 1.3 of the Plan (and expressing the Participant’s age based on completed calendar months as of the Annuity Starting Date).

(B)Plan has immediately commencing Single Life Annuity Payable at both age 65 and the age of benefit commencement.  If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing single life annuity payable at both age 65 and the age of benefit commencement, the defined benefit dollar limitation at the Participant’s Annuity Starting Date is the lesser of the limitation determined under (vi)(A) above and the defined benefit dollar limitation (adjusted under subsection (b)(i) of this section 13.1 for Years of Service less than 10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing single life annuity under the Plan at the Participant’s Annuity Starting Date to the annual amount of the adjusted immediately commencing single life annuity under the Plan at age 65, both determined without applying the limitations of this article.  For this purpose, the adjusted immediately commencing single life annuity under the Plan at the Participant’s Annuity Starting Date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing single life annuity under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical participant who is age 65 and has the same Accrued Benefit as the Participant.

(c)For purposes of this section 13.1, the term “annual benefit” means a benefit payable annually in the form of a single life annuity with no ancillary or incidental benefits and with no employee or rollover contributions.

(i)When retirement benefits under this Plan are payable in any form other than a single life annuity, the determination as to whether the limitations described in this section 13.1 have been satisfied shall be made in accordance with regulations prescribed by the

Secretary of the Treasury or his delegate, by adjusting such benefit so that it is the actuarial equivalent value of a single life annuity.

(ii)For limitation years beginning on or after January 1, 2008, if the Participant’s retirement benefits are payable in a form to which Code Section 417(e)(3) does not apply, the actuarially equivalent single life annuity shall be equal to the greater of:

(A)the annual amount of the single life annuity payable to the Participant under the Plan commencing at the same Annuity Starting Date as the form of benefit payable to the Participant, and

(B)the annual amount of the single life annuity commencing at the same Annuity Starting Date as the form of benefit payable to the Participant, computed using a 5% interest rate assumption and the applicable mortality table described in Treas. Regs. Sec. 1.417(e)-1(d)(2).

(iii)For limitation years beginning before January 1, 2008, if the Participant’s retirement benefits are payable in a form to which Code Section 417(e)(3) does not apply, the actuarially equivalent single life annuity shall be equal to the annual amount of the single life annuity payable to the Participant under the Plan commencing at the same Annuity Starting Date that has the same actuarial present value as the form of benefit payable to the Participant, computed using whichever of the following that produces the greater annual amount:  (A) the interest rate and mortality table specified in the Plan for adjusting benefits in the same form; and (B) a 5% interest rate and the applicable mortality table.

(iv)Effective for Limitation Years beginning after December 31, 2005, if the Participant’s retirement benefits are payable in a form to which Code Section 417(e)(3) does apply, the actuarially equivalent single life annuity shall be equal to the greatest of:

(A)the annual amount of the single life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the form of benefit payable to the Participant, computed using the interest rate and mortality table specified in the Plan for actuarial equivalence;

(B)the annual amount of the single life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the form of benefit payable to the Participant, computed using a 5.5% interest rate and the applicable mortality table described in Treas. Regs. Sec. 1.417(e)-1(d)(2); and

(C)the annual amount of the single life annuity commencing at the Annuity Starting Date that has the same actuarial present value as the form of benefit payable to the Participant, computed using the applicable interest rate for the distribution under Treas. Regs. Sec. 1.417(e)-1(d)(3) and the applicable mortality table for the distribution under Treas. Regs. Sec. 1.417(e)-1(d)(2), divided by 1.05.

(v)If the Participant’s retirement benefits are payable in a form other than a single life annuity and Code Section 417(e)(3) applies to such benefit, and the benefit has an Annuity Starting Date occurring in the Plan Years beginning on January 1, 2004 and January 1, 2005, the actuarially equivalent single life annuity shall be equal to the single life annuity commencing on the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount: (i) the annuity benefit computed using the interest rate and mortality table specified in the Plan for determining actuarial equivalence of the Participant’s retirement benefits payable in the same form of benefit, or (ii) the annuity benefit computed using a 5.5% interest rate assumption and the mortality table described in Treas. Regs. Sec. 1.417(e)-1(d)(2).  Notwithstanding the foregoing, retirement benefits commencing on or after January 1, 2004 and before December 31, 2004 under any form of benefit subject to Code Section 417(e)(e) shall not, solely by reason of a change in the interest rate assumption for the 2004 Plan Year to 5.5%, be less than the amount that would have been payable had the amount been determined using the interest rate specified in the Plan in effect as of the last day of the Plan Year commencing before January 1, 2004.

(d)For purposes of this section 13.1, “compensation” means, except as otherwise expressly provided, a Participant’s wages, during the limitation year, within the meaning of Code Section 3401(a) (for purposes of income tax withholding at the source), plus all other payments of compensation to a Participant by the Employer (in the course of the Employer’s trade or business) for services to the Employer while employed as a Participant for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, and including the amount of any elective contributions made by the Employer on behalf of such Participant that are not includible in the Participant’s income under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k) or 457(b).  Compensation, however:

(i)shall not include any wages paid after a Participant’s severance from employment unless such payment is made before the later of: (1) 2½ months after the Participant’s severance from employment with the Employer or (2) the end of the “limitation year” that includes the Participant’s severance from employment and,

(A)the payment is regular compensation for services actually rendered, such as base salary or wages, commissions, bonuses, or other similar payments, that would have been paid to the Participant while an Employee had he or she continued in employment with the Employer; or

(B)the payment is for unused accrued bona fide sick, vacation, or other leave that the Participant would have been able to use if employment had continued; or

(C)the payment is received by a Participant pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Participant at the same time if the Participant had continued in employment with the Employer and only to the extent that such payment is includible in the Participant’s gross income;

(ii)shall include payments to an individual who does not currently perform services for the Employer by reason of a qualified military service (as that term is defined in Code Section 414(u)(5) and section 2.5 hereof), to the extent such payments do not exceed the amounts the individual would have received if he or she had continued to perform services for the Employer rather than entering qualified military service;

(iii)shall include compensation paid to a Participant who is permanently and totally Disabled (as defined in Code Section 22(e)(3)).

(iv)shall be disregarded to the extent it exceeds the annual compensation limit in effect for the “limitation year” under Code Section 401(a)(17), as adjusted annually in accordance with Code Section 401(a)(17)(B).  The adjusted annual compensation limit in effect for a calendar year shall be effective for the limitation year beginning in such calendar year.

(e)For purposes of this section 13.1, the “average annual compensation for a Participant’s three highest-paid consecutive years” shall mean the Participant’s greatest aggregate compensation during the period of three consecutive Plan Years in which the individual was an active Participant in the Plan.

ARTICLE XIV.  PARTICIPATING EMPLOYERS

14.1Adoption by Employers.  Any company, whether or not an Affiliated Employer, with the consent of Seaboard Corporation may adopt this Plan and become an Employer hereunder.  Seaboard Corporation shall notify the Trustee of the names of all such Employers.  The Trustee may, but shall not be required to, commingle, hold and invest as one fund all contributions made by Employers, as well as all increments thereof.  The assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the Employer who contributed such assets.

14.2Designation of Agent.  Each Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Committee for the purpose of this Plan, each Employer shall be deemed to have designated irrevocably the Plan Sponsor as its agent.

14.3Discontinuance of Participation.  Any Employer shall be permitted to discontinue or revoke its participation in the Plan.  At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee.  Upon direction of such Employer, the Trustee may thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants who are Employees of such Employer to such new Trustee as shall have been designated by such Employer, in the event that it has established a separate pension plan for its Employees; provided, however, that no such transfer shall be made if the result is the elimination or reduction of any Code §411 (d)(6) protected benefits.  Alternatively, upon the direction of such Employer, the Trustee as soon as reasonably practicable may distribute to the Participants who are Employees of such Employer in a lump sum the Actuarial Value of their Accrued Benefits; provided, however, that any such distributions shall be subject to the applicable requirements, if any, of ERISA.

ARTICLE XV.  MINIMUM DISTRIBUTION REQUIREMENTS

15.1General Rules.

(a)Effective Date.  The provisions of this Article XV will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.  This Article XV will supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Article XV; provided, however, that this Article XV shall not be considered to allow a Participant or beneficiary or surviving spouse to delay a distribution or elect an optional form of benefit not otherwise provided in the Plan.

(b)Requirements of Treasury Regulations Incorporated.  All distributions required under this article will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

(c)TEFRA Section 242(b)(2) Elections.  Notwithstanding the other provisions of this Article XV other than section 15.1(b), distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

15.2Time and Manner of Distribution.

(a)Required Beginning Date.  The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

(b)Death of Participant Before Distributions Begin.  If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(i)If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½ if later.

(ii)If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iv)If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this section 15.2(b), other than section 15.2(b)(i), will apply as if the surviving spouse were the Participant.

For purposes of this section 15.2(b) and section 15.5, distributions are considered to begin on the Participant’s required beginning date (or, if section 15.2(b)(iv) applies, the date distributions are required to begin to the surviving spouse under section 15.2(b)(i)). If annuity payments irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under section 15.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

(c)Form of Distribution.  Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 15.3,  15.4 and 15.5 of this Article XV.  If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury Regulations. Any part of the Participant’s interest which is in the form of an individual account described in Code Section 414(k) will be distributed in a manner satisfying the requirements of Code Section 401(a)(9) and the Treasury Regulations that apply to individual accounts.

15.3Determination of Amount to be Distributed Each Year.

(a)General Annuity Requirements.  If the Participant’s interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

(i)the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

(ii)the distribution period will be over a life (or lives) or over a period certain not longer than the period described in section 15.4 or section 15.5;

(iii)once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

(iv)payments will either be nonincreasing or increase only as follows:

(A)by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

(B)to the extent of the reduction in the amount of the Participant’s payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in Section 15.4 dies or is no longer the Participant’s beneficiary pursuant to a qualified domestic relations order within the meaning of Section 414(p);

(C)to provide cash refunds of employee contributions upon the Participant’s death; or

(D)to pay increased benefits that result from a Plan amendment.

(b)Amount Required to be Distributed by Required Beginning Date.  The amount that must be distributed on or before the Participant’s required beginning date (or, if the Participant dies before distributions begin, the date distributions are required to begin under section 15.2(b)(i) or section 15.2(b)(ii)) is the payment that is required for one payment interval.  The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year.  Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually.  All of the Participant’s benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant’s required beginning date.

(c)Additional Accruals After First Distribution Calendar Year.  Any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

15.4Requirements For Annuity Distributions That Commence During Participant’s Lifetime.

(a)Joint Life Annuities Where the Beneficiary Is Not the Participant’s Spouse.  If the Participant’s interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a non-spouse beneficiary, annuity payments to be made on or after the Participant’s required beginning date to the designated beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6 of the Treasury Regulations.  If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a non-spouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated beneficiary after the expiration of the period certain.

(b)Period Certain Annuities.  Unless the Participant’s surviving spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant’s lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations for the calendar year that contains the Annuity Starting Date.  If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations plus the excess of 70 over the age of the Participant as of the Participant’s birthday in the year that contains the Annuity Starting Date.  If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant’s applicable distribution period, as determined under this Section 15.4(b), or the joint life and last survivor expectancy of the Participant and the Participant’s surviving spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury Regulations, using the Participant’s and surviving spouse’s attained ages as of the Participant’s and surviving spouse’s birthdays in the calendar year that contains the Annuity Starting Date.

15.5Requirements For Minimum Distributions Where Participant Dies Before Date Distributions Begin:

(a)Participant Survived by a Spouse.  Except as otherwise provided, if the Participant is survived by a Spouse, the pre-retirement death benefit described in Section 5.5 hereof shall be payable to the Spouse.

(b)No Surviving Spouse.  If the Participant is not survived by a Spouse, no death benefit is payable under this Plan.

15.6Definitions.

(a)Distribution Calendar Year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date.  For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to section 15.2.

(b)Life Expectancy.  Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

(c)Required Beginning Date.  The April 1 of the calendar year following the later of either the calendar year in which the Participant attains age 70½ or the calendar year in which the Participant retires.  For a Participant who is a 5-percent owner (as defined in Code Section 416), such Participant’s required beginning date is the April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

IN WITNESS WHEREOF, Seaboard Corporation has caused this instrument to be executed by its duly authorized officer and its seal to be affixed hereto this   20th     day of December, 2016.

ATTEST:	SEABOARD CORPORATION

/s/ David M. Becker	By:	/s/ Steven J. Bresky
(SEAL)		President and CEO

SCHEDULE  A

(as revised, effective January 1, 2017)

Seaboard Corporation

Seaboard Foods LLC

Seaboard Foods of Missouri, Inc.

Seaboard de Mexico USA LLC

Shawnee Leasing LLC

STI Holdings Inc.

Seaboard Transport LLC

Seaboard Transport Canada, Inc.

High Plains Transport LLC

High Plains Bioenergy, LLC

HPB Biodiesel Inc.

Mount Dora Farms Inc. (d/b/a SeaRice Caribbean)

Seaboard Power Management Inc.

Seaboard Trading and Shipping, Ltd.

Seaboard Marine Ltd.

Jacintoport International LLC

Seaboard Marine of Florida, Inc.

Seaboard Solutions Inc.

SSI Ocean Services Inc.

APPENDIX  A

Name of Separate Plan:  Retirement Plan for Salaried Employees of Seaboard Corporation

Plan Number of Separate Plan:  001

Document Restatement of Separate Plan:  For the period from May 1, 1989 through December 31, 1993, the provisions of the Plan (as hereinafter defined), as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 001.  The benefit accruals through December 31, 1993 under Plan 001 were frozen effective December 31, 1993.  References hereinafter in this Appendix A to the “Prior Plan” shall be references to that plan document titled “Retirement Plan for Salaried Employees of Seaboard Corporation” and dated May 1, 1982, as said document has been amended from time to time.  References hereinafter in this Appendix A to the “Plan” shall, from January 1, 1994 to December 31, 2009 and from January 1, 2017 thereafter, be references to this Plan except for the Appendices and Schedules and, effective from January 1, 2010 to December 31, 2016 shall refer to the plan document titled Seaboard Defined Benefit Pension Plan.  Wherever reference is made herein to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 5/l/89 ‑ 12/31/93)

1.The actuarial assumptions set forth in Tables D-1, D-2 and E of the Prior Plan shall replace Section 1.2 of the Plan regarding Actuarial Equivalent.

2.Section 2.03 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date.

3.Section 1.05 of the Prior Plan shall replace the Plan's definition of Eligible Employee.

4.The definition of “Plan Year” on the introductory page of the Prior Plan shall replace Section 1.37 of the Plan.

5.Section 3.03 of the Prior Plan shall replace Section 4.1 of the Plan regarding the normal form of benefit.

6.Section 3.04 of the Prior Plan shall replace Section 4.1 of the Plan regarding the amount of the normal retirement benefit.

7.Section 3.10 of the Prior Plan shall replace Sections 1.13, 3.5 and 4.5 regarding disability benefits.

8.Sections 4.01, 4.03 and 4.04 of the Prior Plan are hereby added to the Plan as additional subsections of Section 5.3 regarding optional forms of benefit payment.

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9.Section 6.02 of the Prior Plan is hereby added to Article V of the Plan regarding death benefits with respect to a Participant for whom the normal form of benefit is in effect.

10.“Employer” shall include those Employers who adopted the Plan effective during the relevant time period.

Merged Plan:  Effective January 1, 1994, three other separate plans merged with Plan 001, and the merged plan retained the number Plan 001 and was renamed “Seaboard Corporation Pension Plan.”  Effective January 1, 1994 certain Participants in the Seaboard Corporation Pension Plan who were Participants in Plan 001 prior to January 1, 1994 will have a benefit under the Seaboard Corporation Pension Plan which will consist all or in part of their frozen Accrued Benefit under Plan 001 as of December 31, 1993.  Notwithstanding any provisions of the Seaboard Corporation Pension Plan to the contrary, the following provisions shall apply and supplement the Seaboard Corporation Pension Plan effective January 1, 1994 with respect to a Participant’s frozen Accrued Benefit under Plan  001 as of December 31, 1993:

1.The amount of the frozen Accrued Benefit for each Participant shall be the amount of the Participant’s Accrued Benefit as determined under Section 3.04 of the Prior Plan as of December 31, 1993.

2.A Participant who has terminated employment with the Employer may elect to receive an Early Retirement Pension with respect to the frozen Accrued Benefit on the first day of any month provided he has attained age 55 regardless of the number of his Years of Service.

3.The normal form of the Participant’s retirement benefit with respect to the frozen Accrued Benefit will be monthly payments for the Participant’s lifetime with 120 monthly payments guaranteed.

4.A Participant who becomes disabled while employed by the Employer will become fully vested in his Accrued Benefit as of the time of the occurrence of such Disability. Such Participant may elect that payment of his accrued benefit commence as of any time on or after the determination of such Disability.  Such Accrued Benefit shall not be reduced regardless of the age of the Participant at the time of such commencement.  Any such Disability payments shall cease as of the date the Participant ceases to be Disabled or becomes eligible for an Early Retirement Pension or Normal Retirement Pension.

5.The following additional benefit option shall apply with respect to the frozen Accrued Benefit:

a.A Participant, or spouse of a Participant, who is entitled to receive a benefit commencing prior to his Social Security Date may elect the Social Security adjustment optional form of payment with respect to such frozen Accrued Benefit.  Under such option, increased benefit payments will be made prior to his Social Security Date and decreased benefit payments (or no payments) will be made after his Social Security Date.  The provisions of the Social Security adjustment option shall be as set forth in Section 4.02 of the Prior Plan.

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APPENDIX  B

Name of Separate Plan:  The Retirement Income Plan for Salaried and Clerical Employees of Seaboard Farms

Plan Number of Separate Plan:  010

Document Restatement of Separate Plan:  For the period from June 4, 1989 through December 31, 1993, the provisions of the Plan (as hereinafter defined), as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 010.  The benefit accruals through December 31, 1993 under Plan 010 were frozen effective December 31, 1993.  References hereinafter in this Appendix B to the “Prior Plan” shall be references to that plan document titled “The Retirement Income Plan for Salaried and Clerical Employees of Seaboard Farms” dated July 14, 1992, as amended by the first amendment thereto dated December 17, 1993.  References hereinafter in this Appendix B to the “Plan” shall, from January 1, 1994 to December 31, 2009 and from January 1, 2017 thereafter, be references to this Plan except for the Appendices and Schedules and, effective from January 1, 2010 to December 31, 2016 shall refer to the plan document titled Seaboard Defined Benefit Pension Plan.  Wherever reference is made herein to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 6/4/89 ‑ 12/31/93)

1.Section 1.3 of the Prior Plan shall replace the Plan's definition of Actuarial Equivalent.

2.Section 1.14 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date.

3.Section 1.15 of the Prior Plan shall replace the Plan's definition of Eligible Employee.

4.Section 1. 17 of the Prior Plan shall replace the Plan's definition of “Employer. “

5.Section 1.37 of the Prior Plan shall replace the Plan's definition of “Plan Year.”

6.Section 3.1 of the Prior Plan shall replace Section 2.1(a) and (b) of the Plan regarding eligibility for participation.

7.Sections 5.1, 5.4 and 5.6 of the Prior Plan shall replace Sections 4.1, 4.2, 4.3, 4.4 and 4.5 of the Plan regarding the amount of deferred vested benefits and benefits upon normal retirement, early retirement, late retirement and disability.

Merged Plan:  Effective January 1, 1994, Plan 010 was merged into the Seaboard Corporation Pension Plan.  Effective January 1, 1994 certain Participants in the Seaboard

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Corporation Pension Plan who were Participants in Plan 010 will have a benefit under the Seaboard Corporation Pension Plan which will consist all or in part of their frozen Accrued Benefit under Plan 010 as of December 31, 1993.  Notwithstanding any provisions of the Seaboard Corporation Pension Plan to the contrary, the following provisions shall apply and supplement the Seaboard Corporation Pension Plan effective January 1, 1994 with respect to a Participant’s frozen Accrued Benefit under Plan 010 as of December 31, 1993:

1.The amount of the frozen Accrued Benefit for each Participant shall be the amount of the Participant’s Accrued Benefit as determined under Section 5.1 of the Prior Plan as of December 31, 1993.

2.In lieu of the early retirement provisions of section 3.3, any Participant who has terminated employment with the Employer and either (a) has attained age 55 and completed 10 Years of Service or (b) has a number of Years of Service such that the total of his Years of Service and age equals or exceeds 70, may elect to receive an Early Retirement Pension with respect to the frozen Accrued Benefit.  A Participant who terminates employment after having 10 Years of Service, but prior to attaining age 55, may elect to receive an Early Retirement Pension with respect to the frozen Accrued Benefit upon attaining age 55.  Any terminated Participant who is not eligible to elect to receive an Early Retirement Pension under this paragraph 2 may elect commencement of the frozen Accrued Benefit at age 62.

3.If a Participant properly elects to receive an Early Retirement Pension with respect to the frozen Accrued Benefit or properly elects commencement of the frozen Accrued Benefit between the ages of 62 and 65, then the amount of the frozen Accrued Benefit shall be reduced by one-half of one percent (.5%) for each month, if any, of the first seven (7) years (ages 55 to 62) that the commencement date precedes the first day of the month following the Participant’s 62nd birthday, and, additionally, by one-quarter of one percent (.25%) for each month, if any, that the commencement date precedes the first day of the month following the Participant’s 55th birthday.

4.A Participant who becomes disabled shall be fully vested with respect to his frozen Accrued Benefit.

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APPENDIX  C

Seaboard Corporation Pension Plan

Name of Separate Plan:  Retirement Plan for Salaried Employees of Seaboard Allied Milling Corporation

Plan Number of Separate Plan:  002

Document Restatement of Separate Plan:  For the period from May 1, 1989 through December 31, 1993, the provisions of the Plan (as hereinafter defined), as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 002.  The benefit accruals through January 29, 1982 under Plan 002 were frozen effective January 29, 1982.  References hereinafter in this Appendix C to the “Prior Plan” shall be references to that plan document titled the “Retirement Plan for Salaried Employees of Seaboard Allied Milling Corporation” dated May 1, 1985 as said document has been amended from time to time.  References hereinafter in this Appendix C to the “Plan” shall from January 1, 1994 to December 31, 2009 and from January 1, 2017 thereafter, be references to this Plan except for the Appendices and Schedules and, effective from January 1, 2010 to December 31, 2016 shall refer to the plan document titled Seaboard Defined Benefit Pension Plan.  Wherever reference is made herein to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 5/1/89 ‑ 12/31/93)

1.The actuarial assumptions set forth in Tables D-1, D-2 and E of the Prior Plan shall replace the Plan's definition of Actuarial Equivalent.

2.Section 2.03 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date.

3.The definition of “Plan Year” on the introductory page of the Prior Plan shall replace the Plan's definition of Plan Year.

4.Section 3.03 of the Prior Plan shall replace Section 4.1 of the Plan regarding the normal form of benefit.

5.Sections 4.02, 4.03 and 4.04 of the Prior Plan are hereby added to the Plan as additional subsections of Section 5.3 regarding optional forms of benefit payment.

6.Section 5.5(a) of the Plan is hereby revised to the extent of deleting the figure “100%” and substituting in lieu thereof the figure “50%”.

7.Section 6.02 of the Prior Plan is hereby added to Article V of the Plan regarding death benefits with respect to a Participant for whom the normal form of benefit is in effect.

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Merged Plan:  Effective January 1, 1994, Plan 002 was merged into the Seaboard Corporation Pension Plan.  Effective January 1, 1994 certain Participants in the Seaboard Corporation Pension Plan who were Participants in Plan 002 will have a benefit under the Seaboard Corporation Pension Plan which will consist all or in part of their frozen Accrued Benefits under Plan 002 as of December 31, 1993.  Notwithstanding any provisions of the Seaboard Corporation Pension Plan to the contrary, the following provisions shall apply and supplement the Seaboard Corporation Pension Plan effective January 1, 1994 with respect to a Participant’s frozen Accrued Benefit under Plan 002:

1.The amount of the frozen Accrued Benefit for each Participant as of January 1, 1994, shall be as set forth on Schedule 2 to this Appendix C. A Participant who has terminated employment with the Employer may elect to receive an Early Retirement Pension with respect to the frozen Accrued Benefit on the first day of any month provided he has attained age 55 regardless of the number of his Years of Service.

2.The normal form of the Participant’s retirement benefit with respect to the frozen Accrued Benefit will be monthly payments for the Participant’s lifetime with 120 monthly payments guaranteed.

3.The following additional benefit option shall apply with respect to the frozen Accrued Benefit:

a.A Participant, or spouse of a Participant, who is entitled to receive a benefit commencing prior to his Social Security Date may elect the Social Security adjustment optional form of payment with respect to such frozen Accrued Benefit.  Under such option, increased benefit payments will be made prior to his Social Security Date and decreased benefit payments (or no payments) will be made after his Social Security Date.  The provisions of the Social Security adjustment option shall be as set forth in Section 4.02 of the Prior Plan.

4.Section 5.5(a) of the Plan as it applies to the frozen Accrued Benefit shall be modified by deleting the figure “100%” and substituting in lieu thereof the figure “50%”.

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APPENDIX  D

Name of Separate Plan:  Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 57

Plan Number of Separate Plan:  006

Document Restatement of Separate Plan:  For the period from May 1, 1989 through December 31, 1993, the provisions of the Plan (as hereinafter defined), as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 006.  The benefit accruals through January 29, 1982 under Plan 006 were frozen effective January 29, 1982.  Effective October 1, 1989 five separate plans (all with frozen benefit accruals) merged with Plan 006 to form a single plan (instead of six separate plans) under the name “Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 57” and with the plan number 006.  Accordingly, set forth below are modifications and supplements to the Plan, for purposes of constituting the separate plan document of Plan 006, for two separate periods:  5/l/89 ‑ 12/31/93 and 10/1/89 ‑ 12/31/93.  References hereinafter in this Appendix D to the  “Prior Plan” shall be references to that plan document titled the “Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 57,” dated May 1, 1985, as said document has been amended from time to time.  References in this Appendix D to the “Plan” shall from January 1, 1994 to December 31, 2009 and from January 1, 2017 thereafter, be references to this Plan except for the Appendices and Schedules and, effective from January 1, 2010 to December 31, 2016 shall refer to the plan document titled Seaboard Defined Benefit Pension Plan.  Wherever reference is made to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 5/l/89 ‑ 12/31/93)

1.The actuarial assumptions set forth in Tables D-1, D-2 and E of the Prior Plan shall replace the Plan's definition of Actuarial Equivalent.

2.Section 2.03 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date.

3.The definition of “Plan Year” on the second introductory page of the Prior Plan shall replace the Plan's definition of Plan Year.

4.The amount of each Participant’s frozen Accrued Benefit as of 5/1/89, applicable to Participants as of January 1, 2009, as set forth on Schedule 1 to this Appendix D

5.Section 3.11 of the Prior Plan shall replace Sections 3.5 and 4.5 of the Plan regarding Disability benefits.

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6.Benefits of Participants who terminated employment prior to entitlement for an Early Retirement Pension shall be subject to the reduction described in Section 3.05(c) of the Prior Plan attributable to spousal death benefits.

7.Sections 4.02, 4.03 and 4.04 of the Prior Plan are hereby added to the Plan as additional subsections of Section 5.3 regarding optional forms of benefit payment.

8.The fourth paragraph in Section 4.01 and Sections 6.01, 6.03, and 6.04 of the Prior Plan are hereby added to Article V of the Plan regarding death benefits.

Additional Modifications and Supplements to Plan
(Effective 10/1/89 ‑ 12/31/93)

1.

The amount of the frozen Accrued Benefit as of 10/1/89 of each Participant in the following designated class applicable to Participants as of January 1, 2009 shall be as set forth in the applicable Schedule identified below.  Each such applicable Schedule is deemed to be incorporated herein by this reference.  All Participants shall be 100% vested in such frozen Accrued Benefits.

Class of Participants	Schedule of Benefits
Participants in the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 16	Schedule 1 to Appendix E
Participants in the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 36	Schedule 1 to Appendix F
Participants in the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 235	Schedule 1 to Appendix G
Participants in the Retirement Plan for Members of the Bakery and Confectionery Workers' International Union, AFL-CIO Bakery Local No. 25	Schedule 1 to Appendix H
Participants in the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 54	Schedule 1 to Appendix I

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2.Section 2.03 of the Prior Plan, as it applies with respect to the frozen Accrued Benefits of former Participants in the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 36, shall be revised by substituting “25 Years of Service” for “30 Years of Service”.  Section 2.03 of the Prior Plan, as it applies with respect to the frozen Accrued Benefits of former Participants in the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 235, the Retirement Plan for Members of the Bakery and Confectionery Workers’ International Union, AFL-CIO Bakery Local No. 25, and the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 54, shall be revised to provide that a Participant may elect to receive an Early Retirement Pension with respect to such frozen Accrued Benefit on the first day of any month provided he has attained age 55, and that no Early Retirement Pension is available prior to age 55 regardless of the number of Years of Service of the Participant and whether or not there has been a plant shut‑down.

Merged Plan:  Effective January 1, 1994, Plan 006 was merged into the Seaboard Corporation Pension Plan. Effective January 1, 1994, certain Participants in the Seaboard Corporation Pension Plan who were Participants in Plan 006 will have a benefit under the Seaboard Corporation Pension Plan which will consist all or in part of their frozen Accrued Benefit under Plan 006 as of December 31, 1993.  Notwithstanding any provisions of the Seaboard Corporation Pension Plan to the contrary, the following provisions shall apply and supplement the Seaboard Corporation Pension Plan effective January 1, 1994 with respect to a Participant’s frozen Accrued Benefit under Plan 006:

1.The amount of the frozen Accrued Benefit for each Participant as of January 1, 1994 applicable to Participants in this Plan as of January 1, 2010 shall be as set forth on Schedule 2 to this Appendix D.  All participants shall be 100% vested in their frozen Accrued Benefits listed on Schedule 2.

2.Section 3.3 of the Seaboard Corporation Pension Plan shall not be applicable.  Instead, a Participant may elect to receive an Early Retirement Pension with respect to the frozen Accrued Benefit on the first day of any month provided he has attained age 55.  In addition, a Participant with a frozen Accrued Benefit that was accrued under either the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 16, or the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 57, who has not attained age 55 and who has completed at least 30 Years of Service (computed by giving credit for 1 Year of Service for the year the Participant entered service regardless of the number of hours worked in that year) and whose employment terminated as the result of a plant shut‑down, may elect to receive an Early Retirement Pension.  The amount of such Participant’s Early Retirement Pension shall be determined as if such Participant has attained age 55 at the time of such election.  The foregoing provisions of this paragraph 3 shall apply to the frozen Accrued Benefit of a Participant that was accrued under the Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 36, by substituting “25 Years of Service” for “30 Years of Service.”

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3.The following additional benefit option shall apply with respect to the frozen Accrued Benefit:

a.A Participant, or spouse of a Participant, who is entitled to receive a benefit commencing prior to his Social Security Date may elect the Social Security adjustment optional form of payment with respect to the frozen Accrued Benefit.  Under such option, increased benefit payments will be made prior to his Social Security Date and decreased benefit payments (or no payments) will be made after his Social Security Date.  The provisions governing the Social Security adjustment option shall be as set forth in Section 4.02 of the Prior Plan.

4.The frozen Accrued Benefit of a Participant who terminated employment prior to entitlement for an Early Retirement Pension shall be subject to the reduction described in Section 3.05(c) of the Prior Plan attributable to spousal death benefits.

5.The fourth paragraph in Section 4.01 and Sections 6.01, 6.03 and 6.04 of the Prior Plan are hereby added to Article V of the Seaboard Corporation Pension Plan regarding death benefits payable with respect to the frozen Accrued Benefit.

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APPENDIX  E

Name of Separate Plan:  Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 16.

Plan Number of Separate Plan:  004

Document Restatement of Separate Plan:  For the period from May 1, 1989 through September 30, 1989, the provisions of the Plan, as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 004.  The benefit accruals through January 29, 1982 under Plan 004 were frozen effective January 29, 1982.  References hereinafter in this Appendix E to the “Prior Plan” shall be references to that plan document titled the “Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 16” and dated May 1, 1985, as said document has been amended from time to time.  References in this Appendix E to the “Plan” shall from January 1, 1994 to December 31, 2009 and from January 1, 2017 thereafter, be references to this Plan except for the Appendices and Schedules and, effective from January 1, 2010 to December 31, 2016 shall refer to the plan document titled Seaboard Defined Benefit Pension Plan. Wherever reference is made herein to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 5/1/89 ‑ 9/30/89)

1.The actuarial assumptions set forth in Tables D‑1, D‑2 and E of the Prior Plan shall replace the Plan's definition of Actuarial Equivalent.

2.Section 2.03 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date.

a.The amount of each Participant's frozen Accrued Benefit as of 5/1/89 applicable to Participants in this Plan as of January 1, 2010 shall be as set forth on Schedule 1 to this Appendix E. All Participants shall be 100% vested in their Accrued Benefits listed on Schedule 1.The frozen Accrued Benefit of a Participant who terminated employment prior to entitlement for an Early Retirement Pension shall be subject to the reduction described in Section 3.05(c) of the Prior Plan attributable to spousal death benefits.

3.Sections 4.02, 4.03 and 4.04 of the Prior Plan are hereby added to the Plan as additional subsections of Section 5.3 regarding optional forms of benefit payment.

4.The fourth paragraph in Section 4.01 and Sections 6.01, 6.03 and 6.04 of the Prior Plan are hereby added to Article V of the Plan regarding death benefits.

Merged Plan:  Effective October 1, 1989, Plan 004 merged into Plan 006.  The provisions of Plan 006 on and after October 1, 1989 are set forth in Appendix D to the Plan.

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APPENDIX F

Name of Separate Plan: Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 36.

Plan Number of Separate Plan: 005

Document Restatement of Separate Plan: For the period from May 1, 1989 through September 30, 1989, the provisions of the Plan, as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 005. The benefit accruals through January 29, 1982 under Plan 005 were frozen effective January 29, 1982. References hereinafter in this Appendix F to the "Prior Plan" shall be references to that plan document titled the "Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 36" and dated May 1, 1985, as said document has been from time to time amended. References in this Appendix F to the "Plan" shall, from January 1, 1994 to December 31, 2009 and from January 1, 2017 thereafter, be references to this Plan except for Appendices and Schedules and effective from and after January 1, 2010 to December 31, 2016 shall refer to the plan document titled "Seaboard Defined Benefit Pension Plan." Wherever reference is made herein to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 5/1/89 - 9/30/89)

1.The actuarial assumptions set forth in Tables D-1, D-2 and E of the Prior Plan shall replace the Plan's definition of Actuarial Equivalent.

2.Section 2.03 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date; provided, however, that a Participant who has not attained age 55 and who has completed at least 25 Years of Service and whose employment terminated as the result of a plant shut-down, may elect to receive an Early Retirement Pension with respect to the frozen Accrued Benefit. The amount of such Participant's Early Retirement Pension shall be determined as if such Participant has attained age 55 at the time of such election.

3.The amount of each Participant's frozen Accrued Benefit as of 5/1/89 applicable to Participants in this Plan as of January 1, 2010 shall be as set forth on Schedule 1 to this Appendix F. All Participants shall be 100% vested in their Accrued Benefits listed on Schedule 1.

4.The frozen Accrued Benefit of a Participant who terminated employment prior to entitlement for an Early Retirement Pension shall be subject to the reduction described in Section 3.05(c) of the Prior Plan attributable to spousal death benefits.

5.Sections 4.02, 4.03 and 4.04 of the Prior Plan are hereby added to the Plan as additional subsections of Section 5.3 regarding optional forms of benefit payment.

6.The fourth paragraph in Section 4.01 and Sections 6.01, 6.03 and 6.04 of the Prior Plan are hereby added to Article V of the Plan regarding death benefits.

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Merged Plan: Effective October 1, 1989, Plan 005 merged into Plan 006. The provisions of Plan 006 on and after October 1, 1989 are set forth in Appendix D to the Plan.

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APPENDIX G

Name of Separate Plan: Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 235.

Plan Number of Separate Plan: 007

Document Restatement of Separate Plan: For the period from May 1, 1989 through September 30, 1989, the provisions of the Plan, as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 004. The benefit accruals through January 29, 1982 under Plan 007 were frozen effective January 29, 1982. References hereinafter in this Appendix G to the "Prior Plan" shall be references to that plan document titled the "Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 235" and dated May 1, 1985, as said document has been amended from time to time. References in this Appendix G to the "Plan" shall, from January 1, 1994 to December 31, 2009 and from January 1, 2017 thereafter, be references to this Plan except for Appendices and Schedules and effective from and after January 1, 2010 to December 31, 2016 shall refer to the plan document titled "Seaboard Defined Benefit Pension Plan." Wherever reference is made herein to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 5/1/89 - 9/30/89)

1.The actuarial assumptions set forth in Tables D-1, D-2 and E of the Prior Plan shall replace the Plan's definition of Actuarial Equivalent.

2.Section 2.03 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date.

3.The amount of each Participant's frozen Accrued Benefit as of 5/1/89 applicable to Participants in this Plan as of January 1, 2010 shall be as set forth on Schedule 1 to this Appendix G. All Participants shall be 100% vested in their Accrued Benefits listed on Schedule 1.

4.The frozen Accrued Benefit of a Participant who terminated employment prior to entitlement for an Early Retirement Pension shall be subject to the reduction described in Section 3.05(c) of the Prior Plan attributable to spousal death benefits.

5.Sections 4.02, 4.03 and 4.04 of the Prior Plan are hereby added to the Plan as additional subsections of Section 5.3 regarding optional forms of benefit payment.

6.The fourth paragraph in Section 4.01 and Sections 6.01, 6.03 and 6.04 of the Prior Plan are hereby added to Article V of the Plan regarding death benefits.

Merged Plan: Effective October 1, 1989, Plan 007 merged into Plan 006. The provisions of Plan 006 on and after October 1, 1989 are set forth in Appendix D to the Plan.

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APPENDIX H

Name of Separate Plan: Retirement Plan for Members of the Bakery and Confectionery Workers' international Union, AFL-CIO Bakery Local No. 25,

Plan Number of Separate Plan: 008

Document Restatement of Separate Plan: For the period from May 1, 1989 through September 30, 1989, the provisions of the Plan, as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 008. The benefit accruals through January 29, 1982 under Plan 008 were frozen effective January 29, 1982. References hereinafter in this Appendix H to the "Prior Plan" shall be references to that plan document titled the "Retirement Plan for Members of the Bakery and Confectionery Workers' International Union, AFL-CIO Bakery, Local No. 25" and dated May 1, 1985, as said document has been amended from time to time. References in this Appendix H to the "Plan" shall, from January 1, 1994 to December 31, 2009, be references to the plan document titled "Seaboard Corporation Pension Plan," except for Appendices and Schedules and effective from and after January 1, 2010 shall refer to this Plan. Wherever reference is made herein to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 5/1/89 - 9/30/89)

1.The actuarial assumptions set forth in Tables D-1, D-2 and E of the Prior Plan shall replace Section 1.2 of the Plan regarding Actuarial Equivalent.

2.Section 2.03 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date.

3.The amount of each Participant's frozen Accrued Benefit as of 5/1/89 applicable to Participants in this Plan as of January 1, 2010 shall be as set forth on Schedule 1 to this Appendix H. All Participants shall be 100% vested in their Accrued Benefits listed on Schedule 1.

4.The frozen Accrued Benefit of a Participant who terminated employment prior to entitlement for an Early Retirement Pension shall be subject to the reduction described in Section 3.05(c) of the Prior Plan attributable to spousal death benefits.

5.Sections 4.02, 4.03 and 4.04 of the Prior Plan are hereby added to the Plan as additional subsections of Section 5.3 regarding optional forms of benefit payment.

6.The fourth paragraph in Section 4.01 and Sections 6.01, 6.03 and 6.04 of the Prior Plan are hereby added to Article V of the Plan regarding death benefits.

Merged Plan: Effective October 1, 1989, Plan 008 merged into Plan 006. The provisions of Plan 006 on and after October 1, 1989 are set forth in Appendix D to the Plan.

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APPENDIX I

Name of Separate Plan: Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 54.

Plan Number of Separate Plan: 009

Document Restatement of Separate Plan: For the period from May 1, 1989 through September 30, 1989, the provisions of the Plan, as modified or supplemented by the provisions set forth below, shall constitute the provisions of a separate plan, Plan 009. The benefit accruals through January 29, 1982 under Plan 004 were frozen effective January 29, 1982. References hereinafter in this Appendix I to the "Prior Plan" shall be references to that plan document titled the "Retirement Plan for Hourly Bargaining Employees of Seaboard Allied Milling Corporation, American Federation of Grain Millers, Local 54" and dated May 1, 1985, as said document has been amended from time to time. References in this Appendix I to the "Plan" shall, from January 1, 1994 to December 31, 2009 and from January 1, 2017 thereafter, be references to this Plan except for Appendices and Schedules and effective from and after January 1, 2010 to December 31, 2016 shall refer to the plan document titled "Seaboard Defined Benefit Pension Plan." Wherever reference is made herein to a provision of the Prior Plan, such provision shall be deemed to be incorporated in the Plan by such reference.

Modifications and Supplements to Plan
(Effective 5/1/89 - 9/30/89)

1.The actuarial assumptions set forth in Tables D-1, D-2 and E of the Prior Plan shall replace the Plan's definition of Actuarial Equivalent.

2.Section 2.03 of the Prior Plan shall replace Section 3.3 of the Plan regarding Early Retirement Date.

3.The amount of each Participant's frozen Accrued Benefit as of 5/1/89 applicable to Participants in this Plan as of January 1, 2010 shall be as set forth on the attached Schedule 1 to this Appendix 1. All Participants shall be 100% vested in their Accrued Benefits listed on Schedule 1.

4.The frozen Accrued Benefit of a Participant who terminated employment prior to entitlement for an Early Retirement Pension shall be subject to the reduction described in Section 3.05(c) of the Prior Plan attributable to spousal death benefits.

5.Sections 4.02, 4.03 and 4.04 of the Prior Plan are hereby added to the Plan as additional subsections of Section 5.3 regarding optional forms of benefit payment.

6.The fourth paragraph in Section 4.01 and Sections 6.01, 6.03 and 6.04 of the Prior Plan are hereby added to Article V of the Plan regarding death benefits.

Merged Plan: Effective October 1, 1989, Plan 009 merged into Plan 006. The provisions of Plan 006 on and after October 1, 1989 are set forth in Appendix D to the Plan.

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Following is a list of the schedules to the appendices which are omitted from the Seaboard Corporation Pension Plan being filed herewith. Seaboard Corporation (“Seaboard”) undertakes to provide said schedules to the SEC, as requested, subject to Seaboard’s right to request confidential treatment under the Freedom of Information Act.

Schedule 1 to Appendix C

Schedule 2 to Appendix C

Schedule 1 to Appendix D

Schedule 2 to Appendix D

Schedule 1 to Appendix E

Schedule 1 to Appendix F

Schedule 1 to Appendix G

Schedule 1 to Appendix H

Schedule 1 to Appendix I

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